  As filed via EDGAR with the Securities and Exchange Commission on May 9, 2001

                                                               File No. 811-7841
                                                      Registration No. 333-13319

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                         Pre-Effective Amendment No.    / /
                       Post-Effective Amendment No. 7   /X/
                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /
                               Amendment No. 9                /X/

                         -------------------------------

                            MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue
                            New York, New York 10036

               --------------------------------------------------

                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

  George Martinez, Esq.       Peter Eldridge, Esq.       Sarah E. Cogan, Esq.
BISYS Fund Services, Inc.       JPMorgan Fleming      Simpson Thacher & Bartlett
    3435 Stelzer Road     Asset Management (USA), Inc.   425 Lexington Avenue
   Columbus, Ohio 43219         522 Fifth Avenue        New York, New York 10017
                            New York, New York 10036
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:

[ ]  Immediately upon filing pursuant to                [ ]  on (date) pursuant to paragraph (b)
       paragraph (b)                                    [X]  on July 28, 2001 pursuant to paragraph (a)(1)
[ ]  60 days after filing pursuant to paragraph (a)(1)  [ ]  on (date) pursuant to paragraph (a)(2) rule
[ ]  75 days after filing pursuant to paragraph (a)(2)  485.

                    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  -------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on December 23,1996 and the Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 2000 was filed on November 27,2000.

                                EXPLANATORY NOTE

The primary purpose of this post-effective amendment No. 7 to the registration statement of Mutual Fund Select Trust (the "Registrant") on Form N-1A is to add share classes to certain currently existing funds and to conform the styles of the prospectuses and statements of additional information to the style used by other JPMorgan Funds.

                                                      PROSPECTUS AUGUST __, 2001
                                       SUBJECT TO COMPLETION, DATED MAY 9, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

SHORT TERM BOND FUND

BOND FUND

GLOBAL STRATEGIC INCOME FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

DIVERSIFIED FUND

U.S. EQUITY FUND

DISCIPLINED EQUITY FUND

U.S. SMALL COMPANY FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING EMERGING MARKETS EQUITY FUND          THE SECURITIES AND EXCHANGE
                                              COMMISSION HAS NOT APPROVED OR
                                              DISAPPROVED OF THESE SECURITIES OR
                                              DETERMINED IF THIS PROSPECTUS IS
                                              TRUTHFUL OR COMPLETE. ANY
                                              REPRESENTATION TO THE CONTRARY IS
                                              A CRIMINAL OFFENSE.


                                              [LOGO] JPMORGAN FLEMING
                                              ASSET MANAGEMENT

Short Term Bond Fund.....................................................1
Bond Fund................................................................7
Global Strategic Income Fund............................................13
Intermediate Tax Free Income Fund.......................................20
New York Intermediate Tax Free Income Fund..............................25
Diversified Fund........................................................30
U.S. Equity Fund........................................................37
Disciplined Equity Fund.................................................41
U.S. Small Company Fund.................................................45
Fleming International Equity Fund.......................................49
Fleming International Opportunities Fund................................54
Fleming European Fund...................................................59
Fleming Emerging Markets Equity Fund....................................65
Who May Want to Invest..................................................71
The Funds' Management and Administration................................73
How Your Account Works..................................................76
Buying Fund Shares......................................................76
Selling Fund Shares.....................................................77
Other Information Concerning the Funds..................................78
Distributions and Taxes.................................................79
Risk and Reward Elements for Fixed Income Funds and Diversified Fund....81
Risk and Reward Elements for U.S. Equity Funds and Diversified Fund.....84
Risk and Reward Elements for International Equity Funds.................86
What the Terms Mean.....................................................88
Financial Highlights....................................................90
How To Reach Us.................................................Back cover

--------------------------------------------------------------------------------
JPMORGAN SHORT TERM BOND FUND

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1994          0.36%
1995         10.80%
1996          5.10%
1997          6.40%
1998          7.04%
1999          3.21%
2000          7.23%

BEST QUARTER                3.36%
---------------------------------
                2nd quarter, 1995
---------------------------------
WORST QUARTER              -0.47%
---------------------------------
                1st quarter, 1994
---------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.37%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                 PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
--------------------------------------------------------------------------------
 SHORT TERM BOND FUND
 (AFTER EXPENSES)                   7.23         5.79           5.55
--------------------------------------------------------------------------------
 MERRILL LYNCH 1-3 YEAR
 TREASURY INDEX (NO EXPENSES)       8.00         5.92           5.76
--------------------------------------------------------------------------------

(1) INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/13/93. FOR THE PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

                                                   JPMORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.25%        NONE           0.25%     0.30%         0.80%       0.20%              0.60%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         61          192
--------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN.) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
JPMORGAN BOND FUND

THE FUND'S OBJECTIVE

The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1991         13.45%
1992          6.53%
1993          9.98%
1994         -2.68%
1995         18.42%
1996          3.30%
1997          9.29%
1998          7.54%
1999         -0.55%
2000         10.93%

BEST QUARTER                 6.30%
----------------------------------
                 2nd quarter, 1995
----------------------------------
 WORST QUARTER              -2.38%
----------------------------------
                 1st quarter, 1994
----------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.87%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
 BOND FUND
 (AFTER EXPENSES)                       10.93         6.02          7.45
--------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.30%        NONE           0.25%     0.18%         0.73%       0.13%              0.60%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- you pay expenses subject to the fee waiver and expense reimbursements as indicated in the table above; and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         61          212
--------------------------------------------------------------------------

(3)   "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
      YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
      PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS FOR ONE YEAR AND 0.69% FOR TWO YEARS THEREAFTER.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

The Fund may invest directly in mortgages and in mortgage-backed securities. The Fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years).

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages
  (range 20-45%)

- 15% public/private corporates
  (range 5-25%)

- 15% emerging markets
  (range 0-25%)

- 23% high yield corporates
  (range 13-33%)

Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

The Fund invests a significant portion of its assets in high-yield, non-investment grade securities. High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Since the Fund may invest a significant portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

located in emerging markets. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many emerging markets may lead to lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

[PLOT POINTS]

1998         2.59%
1999         2.51%
2000         7.98%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.44%

---------------------------------
 BEST QUARTER               3.13%
---------------------------------
                1st quarter, 1998
---------------------------------
 WORST QUARTER             -1.45%
---------------------------------
                3rd quarter, 1998
---------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 GLOBAL STRATEGIC INCOME
 FUND (AFTER EXPENSES)                                7.98          6.05
--------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND
 INDEX (NO EXPENSES)                                 11.63          7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

                                           JPMORGAN GLOBAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES(3)   EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.45%        NONE           0.25%     0.75%         1.45%       0.45%              1.00%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                                         102          318
--------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT
    FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL 0 OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN
INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:

- excluded from gross income

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

                                      JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's total assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

                                      JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Select Class Shares, which prior to the date of this prospectus were named "Institutional Class Shares." The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond 3-10 Year Blended Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

[PLOT POINTS]

1991         12.20%
1992          8.71%
1993         11.78%
1994         -3.96%
1995         14.39%
1996          3.76%
1997          8.21%
1998          6.56%
1999         -0.55%
2000          8.56%

---------------------------------
BEST QUARTER                5.92%
---------------------------------
                1st quarter, 1995
---------------------------------
 WORST QUARTER             -3.52%
---------------------------------
                1st quarter, 1994
---------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.34%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------
 INTERMEDIATE TAX FREE INCOME
 FUND (AFTER EXPENSES)                    8.56         5.26          6.82
--------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND 3-10
 YEAR BLENDED INDEX (NO EXPENSES)         8.61         5.32          6.53
--------------------------------------------------------------------------------
 LIPPER INTERMEDIATE MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)           8.67         4.80          6.09
--------------------------------------------------------------------------------

(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.

(2) THE FUND'S FISCAL YEAR END IS 8/31.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                             SHARE-
                              DISTRIBUTION   HOLDER                  TOTAL       FEE WAIVER
                 MANAGEMENT   (RULE 12B-1)   SERVICE   OTHER         OPERATING   AND EXPENSE        NET
                 FEES         FEES           FEES      EXPENSES      EXPENSES    REIMBURSEMENT(3)   EXPENSES(3)
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS
 SHARES           0.30%        NONE           0.25%     0.19%         0.74%       0.08%              0.66%
----------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(3) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.      5 YRS.     10 YRS.
-------------------------------------------------------------------------------------------------
 YOUR COST ($)                                         67          211         387        895
-------------------------------------------------------------------------------------------------

(3)  REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES
     THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED
     COMPENSATION PLAN) EXCEED 0.66% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in New York municipal obligations whose interest payments are:

- excluded from gross income and exempt from New York State and New York City income taxes, and

-    excluded from the federal alternative minimum tax on individuals.

New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax. The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Select Class Shares, which prior to the date of this prospectus were named "Institutional Class Shares." The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond Index, Lehman New York Municipal Bond Index and Lipper New York Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)
           1991         11.82%
           1992          9.08%
           1993         11.28%
           1994         -5.81%
           1995         15.42%
           1996          3.06%
           1997          8.46%
           1998          6.45%
           1999         -1.41%
           2000          9.93%

BEST QUARTER      5.82%

                 1st quarter, 1995
WORST QUARTER               -4.27%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-------------------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE INCOME
FUND (AFTER EXPENSES)                        9.93         5.23          6.64
-------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(NO EXPENSES)                               11.68         5.84          7.32
-------------------------------------------------------------------------------------
LEHMAN NEW YORK
MUNICIPAL BOND INDEX (NO EXPENSES)          12.01         6.17          7.96@
-------------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)              12.16         4.88          6.82
-------------------------------------------------------------------------------------

@ REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE INDEX LACKS TEN YEARS OF HISTORY.
(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.
(2)  THE FUND'S FISCAL YEAR END IS 8/31.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
--------------------------------------------------------------------------------

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT  (RULE 12B-1)  SERVICE   OTHER       OPERATING AND EXPENSE      NET
                    FEES        FEES          FEES      EXPENSES    EXPENSES  REIMBURSEMENT(3) EXPENSES(3)
----------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES              0.30%       NONE          0.25%     0.21%       0.76%     0.04%            0.72%

EXPENSE EXAMPLE(3) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                      1 YR.       3 YRS.       5 YRS.     10 YRS.
-------------------------------------------------------------------------------------------------
YOUR COST ($)                                         74          230          410        930

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.72% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN
INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocations:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The team periodically adjusts the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

In managing the equity portion of the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process:

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 150 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over 11 years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest up to 25% of its assets in high-yield, non-investment grade securities rated BB/Ba or B.

The Fund may invest in foreign securities, including depositary receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its

[SIDENOTE]

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

The market could also be hurt by legal or tax changes.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

Over the long term, investors can anticipate that the fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

                                                       JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1994               0.93%
                 1995              26.84%
                 1996              13.68%
                 1997              18.89%
                 1998              18.60%
                 1999              14.23%
                 2000              -3.97%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -6.94%.

BEST QUARTER                            13.48%
                             4th quarter, 1998
WORST QUARTER                           -6.13%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.         PAST 5 YRS.        LIFE OF FUND(1)
  DIVERSIFIED FUND
  (AFTER EXPENSES)                                       3.97               11.95              12.11
  FUND BENCHMARK (NO EXPENSES)                          -2.30               13.06              12.87
  S&P 500 INDEX (NO EXPENSES)                           -9.11               18.33              17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 9/30/93.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.

JPMORGAN DIVERSIFIED FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER       OPERATING AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES  REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.55%         NONE          0.25%    0.26%       1.06%     0.08%            0.98%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for three years and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                           1 YR.            3 YRS.
  YOUR COST ($)                            100              312


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------
THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

[SIDENOTE]

BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                       JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS
OF 3/31/01 WAS -12.88%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1991              34.12%
                 1992               8.73%
                 1993              11.06%
                 1994              -0.32%
                 1995              32.83%
                 1996              21.22%
                 1997              28.58%
                 1998              24.79%
                 1999              14.88%
                 2000              -6.37%

 BEST QUARTER                           21.46%
                             4th quarter, 1998
 WORST QUARTER                         -17.97%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                           PAST 1 YR.     PAST 5 YRS.       PAST 10 YRS.
  U.S. EQUITY FUND (AFTER EXPENSES)                            -6.37            15.91          16.19
  S&P 500 INDEX (NO EXPENSES)                                  -9.11          18.33             17.46

(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN U.S. EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER       OPERATING AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES  REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.40%         NONE          0.25%    0.24%       0.89%     0.10%            0.79%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for three years and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                      1 YR.            3 YRS.
  YOUR COST ($)                       81               252

(3) "Other expenses" are based on estimated amounts for the current fiscal year.

(4) Reflects a written agreement pursuant to which jpmorgan chase agrees that it or one of its affiliates will reimburse the fund to the extent total operating expenses of the select class (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation
     Plan) exceed 0.79% Of its average daily net assets for three years.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Therefore, the Fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

- temporary mispricings caused by market overreactions

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -11.86%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1998              32.35%
                 1999              18.32%
                 2000             -10.87%

 BEST QUARTER                            22.85%
                             4th quarter, 1998
 WORST QUARTER                           -9.91%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                       PAST 1 YR.         LIFE OF FUND
  DISCIPLINED EQUITY FUND
  (AFTER EXPENSES)                                                     -10.87             15.45
  S&P 500 INDEX (NO EXPENSES)                                          -9.11              15.79


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND PERFORMANCE IS CALCULATED AS OF 1/31/97.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.35%         NONE          0.25%    0.24%        0.84%       0.09%            0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                                           1 YR.            3 YRS.
  YOUR COST ($)                                                            77               240


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network of over 80 career equity analysts. The team of analysts dedicated to U.S. equities includes more than 35 members, with an average of over ten years of experience.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment-grade debt securities.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                JPMORGAN U.S. SMALL COMPANY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1991              59.59%
                 1992              18.98%
                 1993               8.59%
                 1994              -5.81%
                 1995              31.88%
                 1996              20.84%
                 1997              22.70%
                 1998              -5.28%
                 1999              44.30%
                 2000              -9.59%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -15.76%



 BEST QUARTER                            34.75%
                             4th quarter, 1999
 WORST QUARTER                          -21.61%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                    PAST 1 YR.         PAST 5 YRS.        PAST 10 YRS.
  U.S. SMALL COMPANY FUND
  (AFTER EXPENSES)                                  -9.59              12.87              16.72
  RUSSELL 2000 INDEX (NO EXPENSES)                  -3.02              10.31              15.53


(1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

JPMORGAN U.S. SMALL COMPANY FUND

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4) EXPENSES(4)
  SELECT CLASS
  SHARES            0.60%         NONE          0.25%    0.24%        1.09%       0.08%            1.01%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                                           1 YR.            3 YRS.
  YOUR COST ($)                                                            103              322

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

                                      JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

                 1991              10.58%
                 1992             -10.77%
                 1993              24.52%
                 1994               6.00%
                 1995               7.96%
                 1996               8.48%
                 1997               1.46%
                 1998              13.62%
                 1999              30.22%
                 2000             -17.75%

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.54%

BEST QUARTER                            30.22%
                             4th quarter, 1999
WORST QUARTER                          -17.75%
                             4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                  PAST 1 YR.   PAST 5 YRS.   LIFE OF FUND
  FLEMING INTERNATIONAL EQUITY FUND
  (AFTER EXPENSES)                                                    -17.75       6.02          5.19
  EAFE INDEX (NO EXPENSES)                                            -14.17       7.13          6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, A SEPARATE FEEDER FUND INVESTING IN THE SAME MASTER PORTFOLIO.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

                                      JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING AND EXPENSE        NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES  REIMBURSEMENT(4)   EXPENSES(4)
  SELECT SHARES     0.60%         NONE          0.25%    0.57%        1.42%     0.01%              1.41%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                 1 YR.            3 YRS.
  YOUR COST ($)                                  144              446


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.
     TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 1.25% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.

The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.65%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

                 1998               3.83%
                 1999              39.90%
                 2000             -16.21%

BEST QUARTER                            22.09%
                             4th quarter, 1998
WORST QUARTER                          -21.34%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                                                            PAST 1 YR.       LIFE OF FUND
  FLEMING INTERNATIONAL
  OPPORTUNITIES FUND (AFTER EXPENSES)                                           -16.21          7.67
  MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)                     -15.09          7.06

(1) THE FUND'S FISCAL YEAR END IS 11/30.

(2) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.

                               JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL     FEE WAIVER
                    MANAGEMENT    (RULE 12B-1)  SERVICE  OTHER        OPERATING AND EXPENSE        NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES  REIMBURSEMENT(4)   EXPENSES(4)
  SELECT CLASS
  SHARES            0.60%         NONE          0.25%    0.35%        1.20%     NONE               1.20

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                1 YR.            3 YRS.
  YOUR COST ($)                                 122              381

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.20% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's adviser seeks to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. Shareholders of the Fund are currently considering a proposal that would allow the Fund to change its investment objective without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Class A Shares. Select Class Shares are being introduced as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.81%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

     1996                    28.10%
     1997                    21.38%
     1998                    28.17%
     1999                    36.06%
     2000                   -14.73%

BEST QUARTER                 33.36%
                  4th quarter, 1999

WORST QUARTER               -16.97%
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                        PAST 1 YR.  PAST 5 YRS.  LIFE OF FUND
--------------------------------------------------------------------------------
FLEMING EUROPEAN FUND (AFTER EXPENSES)  -19.64      16.86        16.69
--------------------------------------------------------------------------------
MSCI EUROPE INDEX (NO EXPENSES)          -8.14      15.75        15.05
--------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX
 (NO EXPENSES)                           -2.58      17.87        17.46
--------------------------------------------------------------------------------

THE PERFORMANCE IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. SELECT CLASS SHARES DO NOT PAY A SALES LOAD.

(1)  CLASS A SHARES COMMENCED OPERATIONS ON 11/3/95.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                          SHARE-
                            DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                FEES        FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
---------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES          0.65%         NONE          0.25%    0.70%      1.60%     0.10%            1.50%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                   1 YR.              3 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)                                      153                474
--------------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
-------------------------------------------------------------------------------
THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settle-

                                   JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

ment procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -4.63%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

     1994                    -7.19%
     1995                    -9.68%
     1996                    -8.84%
     1997                    -7.71%
     1998                   -30.33%
     1999                    59.40%
     2000                   -30.23%

BEST QUARTER                 25.88%
                  4th quarter, 1999

WORST QUARTER               -23.56%
                 2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                        PAST 1 YR.  PAST 5 YRS.  LIFE OF FUND
--------------------------------------------------------------------------------
FLEMING EMERGING
MARKETS EQUITY (AFTER EXPENSES)         -30.23      -8.20        -3.98
--------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE
  (NO EXPENSES)                         -30.61      -4.17        -2.64
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                          SHARE-
                            DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                FEES        FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
---------------------------------------------------------------------------------------------------------
SELECT CLASS
SHARES          1.00%       NONE          0.25%    0.63%        1.88%      0.13%             1.75%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                                   1 YR.              3 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)                                      178                551
--------------------------------------------------------------------------------

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS
     FOR THREE YEARS.

WHO MAY WANT TO INVEST

THE SHORT TERM BOND, BOND, GLOBAL STRATEGIC INCOME, INTERMEDIATE TAX FREE INCOME AND NEW YORK INTERMEDIATE TAX FREE INCOME FUNDS (THE FIXED INCOME FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-    want an investment that pays monthly dividends

- with regard to the Intermediate Tax Free Income Fund, are seeking income that is exempt from federal personal income tax

- with regard to the New York Intermediate Tax Free Income Fund, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

-    are investing for aggressive long-term growth

-    require stability of principal

- with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

- with regard to the Intermediate Tax Free Income Fund or New York Intermediate Tax Free Income Fund, are investing through a tax-deferred account such as an IRA

THE DIVERSIFIED FUND IS DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal such as retirement

-    want an investment with the potential to outpace inflation

-    seek less risk than a fund investing completely in stocks

- prefer to leave asset allocation decisions in the hands of an investment professional

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

- are looking for the higher long-term potential growth (with the higher risks) of a fund investing completely in stocks

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

WHO MAY WANT TO INVEST

THE U.S. EQUITY, DISCIPLINED EQUITY AND U.S. SMALL COMPANY FUNDS (THE U.S. EQUITY FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want Funds that seek to outperform the markets in which they each invest over the long term

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- want Funds that pursue market trends or focus only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FLEMING INTERNATIONAL EQUITY, FLEMING INTERNATIONAL OPPORTUNITIES, FLEMING EUROPEAN AND FLEMING EMERGING MARKETS EQUITY FUNDS (THE INTERNATIONAL EQUITY FUNDS) ARE DESIGNED FOR INVESTORS WHO:

-    are pursuing a long-term goal

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want Funds that seek to consistently outperform the markets in which they invest


THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

-    are uncomfortable with the risks of international investing

-    are looking for a less aggressive stock investment

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

THE FUNDS' MANAGEMENT AND ADMINSTRATION

The Short Term Bond, Bond, Global Strategic Income, Diversified, U.S. Equity, Disciplined Equity, U.S. Small Company, Fleming International Equity, Fleming International Opportunities and Fleming Emerging Market Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund are series of Mutual Fund Select Trust, and Fleming European Fund is a series of Mutual Fund Group, both of which are Massachusetts business trusts. The trustees of each trusts are responsible for overseeing all business activities.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (an "Adminstrator") provides administrative services, oversees each Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services:

0.15% of each Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.10% of average net assets over $25 billion.

THE FUNDS' INVESTMENT ADVISERS

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for all Funds except the Intermediate Tax Free Income Fund, the New York Intermediate Tax Free Income Fund and the Fleming European Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Intermediate Tax Free Income Fund, the New York Intermediate Tax Free Income Fund and the Fleming European Fund and makes the day-to-day investment decisions for each of the Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund. Prior to February 28, 2001 the adviser to these three Funds was The Chase Manhattan Bank (Chase) and JPMFAM (USA) was the sub-adviser for the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Chase Fleming Asset Management (London) Limited (CFAM London) is the sub-adviser to the Fleming European Fund and makes the day-to-day investment decisions for that Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

JPMIM, JPMFAM (USA) and CFAM London are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

FUNDS' INVESTMENT ADVISERS

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                FISCAL
 FUND                           YEAR END       %
-------------------------------------------------
 SHORT TERM BOND FUND           10/31       0.25%
-------------------------------------------------
 BOND FUND                      10/31       0.30%
-------------------------------------------------
 GLOBAL STRATEGIC INCOME FUND   10/31       0.45%
-------------------------------------------------
 INTERMEDIATE TAX FREE INCOME
 FUND                           8/31        0.24%
-------------------------------------------------
 NEW YORK INTERMEDIATE TAX
 FREE INCOME FUND               8/31        0.24%
-------------------------------------------------
 DIVERSIFIED FUND               6/30        0.55%
-------------------------------------------------
 U.S. EQUITY FUND               5/31        0.40%
-------------------------------------------------
 DISCIPLINED EQUITY FUND        5/31        0.35%
-------------------------------------------------
 U.S. SMALL COMPANY FUND        5/31        0.60%
-------------------------------------------------
 FLEMING INTERNATIONAL EQUITY
 FUND                           10/31       0.60%
-------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES  FUND            11/30       0.60%
-------------------------------------------------
 FLEMING EUROPEAN FUND          10/31       0.80%
-------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                    10/31       1.00%
-------------------------------------------------

PORTFOLIO MANAGERS

SHORT TERM BOND FUND, BOND FUND, GLOBAL STRATEGIC INCOME FUND,
INTERMEDIATE TAX FREE INCOME FUND AND NEW YORK INTERMEDIATE TAX FREE INCOME FUND

The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM
(USA), as applicable.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

U.S. EQUITY FUND

The portfolio management team is comprised of 24 research analysts, who select stocks in their respective sectors using the investment process described above. Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA, oversee the portfolio and manage its cash flows. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994 and previously served in the equity research group as an analyst covering consumer cyclical stocks.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at JPMIM since August of 1996 and prior to that was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

                                                      FUNDS' INVESTMENT ADVISERS

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Nigel F. Emmett, vice president, who has been on the team since joining JPMIM in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at JPMIM since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by JPMIM since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining JPMIM in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at JPMIM since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, managing director, who has been at JPMIM since 1984, and Peter Clark, vice president, who has been at JPMIM since 1968. Mr. Mehta has been on the team since the Fund's inception. Mr. Clark joined the team in 1999.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-622-4273
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

                                                          HOW YOUR ACCOUNT WORKS

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. Current Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 may purchase Select Class Shares of other Funds with a minimum investment of $2,500 and there are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-622-4273.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each

HOW YOUR ACCOUNT WORKS

exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

J.P. Morgan Fund Distributors, Inc. (JPF) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for

                                                          HOW YOUR ACCOUNT WORKS

selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Short Term Bond Fund, Bond Fund, Global Strategic Income Fund, Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund generally pay dividends monthly. The Diversified Fund, U.S. Equity Fund and Disciplined Equity Fund generally distribute any net investment income at least quarterly. The U.S. Small Company Fund generally distributes any net investment income at least semi-annually. The Fleming International Equity Fund, the Fleming International Opportunities Fund, the Fleming European Fund and the Fleming Emerging Markets Equity Fund generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund expect that their distributions will consist primarily of capital gains.

HOW YOUR ACCOUNT WORKS

Investment income received by the Global Strategic Income Fund, the Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS AND FIXED INCOME PORTION OF DIVERSIFIED FUND

This table discusses the main elements that make up each Fixed Income Fund's (and the fixed income portion of the Diversified Fund's) overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- Each Fund's share price, yield, and        - Bonds have generally outperformed          - Under normal circumstances the Fixed
  total return will fluctuate in               money market investments over the long       Income Funds plan to remain fully
  response to bond market movements            term, with less risk than stocks             invested in bonds and other fixed
                                                                                            income securities.
- The value of most bonds will fall when     - Most bonds will rise in value when
  interest rates rise; the longer a            interest rates fall                        - Under normal circumstances the
  bond's maturity and the lower its                                                         Diversified Fund plans to remain fully
  credit quality, the more its value         - Mortgage-backed and asset-backed             invested, with approximately 65% in
  typically falls                              securities and direct mortgages can          stocks and 35% in bonds and other
                                               offer attractive returns                     fixed income securities; bond
- Adverse market conditions may from                                                        investments may include U.S. and
  time to time cause a Fund to take          - With respect to the Diversified Fund,        foreign corporate and government
  temporary defensive positions that are       a diversified, balanced portfolio            bonds, mortgage-backed and
  inconsistent with its principal              should mitigate the effects of wide          asset-backed securities, convertible
  investment strategies and may hinder a       market fluctuations, especially when         securities, participation interests
  fund from achieving its investment           stock and bond prices move in                and private placements
  objective                                    different directions
                                                                                          - The Funds seek to limit risk and
- Mortgage-backed and asset-backed                                                          enhance total return or yields through
  securities (securities representing an                                                    careful management, sector allocation,
  interest in, or secured by, a pool of                                                     individual securities selection, and
  mortgages or other assets such as                                                         duration management
  receivables) and direct mortgages
  could generate capital losses or                                                        - During severe market downturns, the
  periods of low yields if they are paid                                                    funds have the option of investing up
  off substantially earlier or later                                                        to 100% of assets in investment-grade
  than anticipated                                                                          short-term securities

                                                                                          - Each adviser monitors interest rate
                                                                                            trends, as well as geographic and
                                                                                            demographic information related to
                                                                                            mortgage-backed securities and
                                                                                            mortgage prepayments

------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY

- The default of an issuer would leave a     - Investment-grade bonds have a lower        - Each Fund maintains its own policies
  Fund with unpaid interest or principal       risk of default                              for balancing credit quality against
                                                                                            potential yields and gains in light of
- Junk bonds (those rated BB/Ba or           - Junk bonds offer higher yields and           its investment goals
  lower) have a higher risk of default,        higher potential gains
  tend to be less liquid, and may be                                                      - Each adviser develops its own ratings
  more difficult to value                                                                   of unrated securities and makes a
                                                                                            credit quality determination for
                                                                                            unrated securities

                                                                                          - At least 75% of the Diversified Fund's
                                                                                            bonds must be investment-grade
                                                                                            (BBB/Baa or better, of which 65% must
                                                                                            be A or better), and no more than 25%
                                                                                            BB/Ba or B; the Diversified Fund may
                                                                                            include unrated bonds of equivalent
                                                                                            quality in these categories

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

- A Fund could lose money because of         - Foreign bonds, which represent a major     - Foreign bonds are a primary investment
  foreign government actions, political        portion of the world's fixed income          only for the Global Strategic Income
  instability, or lack of adequate and         securities, offer attractive potential       Fund and may be a significant
  accurate information                         performance and opportunities for            investment for the Short Term Bond and
                                               diversification                              Bond Funds.
- Currency exchange rate movements could
  reduce gains or create losses              - Favorable exchange rate movements          - To the extent that a Fund invests in
                                               could generate gains or reduce losses        foreign bonds, it may manage the
- Currency and investment risks tend to                                                     currency exposure of its foreign
  be higher in emerging markets; these       - Emerging markets can offer higher            investments relative to its benchmark,
  markets also present higher liquidity        returns                                      and may hedge a portion of its foreign
  and valuation risks                                                                       currency exposure into the U.S. dollar
                                                                                            from time to time (see also
                                                                                            "Derivatives"); these currency
                                                                                            management techniques may not be
                                                                                            available for certain emerging markets
                                                                                            investments

                                                                                          - The Diversified Fund anticipates that
                                                                                            total foreign investments will not
                                                                                            exceed 30% of assets

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before         - A Fund can take advantage of           - Each Fund uses segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities     offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark  - Each adviser focuses its active
  benchmark due to its sector,                 due to these same choices                management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with        - The Funds use derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or       futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost             foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management (i.e., to
  may not fully offset the underlying        - A Fund could make money and protect      adjust duration or yield curve
  positions and this could result in           against losses if management's           exposure, or to establish or adjust
  losses to the Fund that would not have       analysis proves correct                  exposure to particular securities,
  otherwise occurred                                                                    markets, or currencies); risk
                                             - Derivatives that involve leverage        management may include management of a
- Derivatives used for risk management         could generate substantial gains at      Fund's exposure relative to its
  may not have the intended effects and        low cost                                 benchmark
  may result in losses or missed
  opportunities                                                                       - The Funds only establish hedges that
                                                                                        they expect will be highly correlated
- The counterparty to a derivatives                                                     with underlying positions
  contract could default
                                                                                      - The Intermediate Tax Free Income Fund
- Certain types of derivatives involve                                                  and the New York Intermediate Tax Free
  costs to the Funds which can reduce                                                   Income Fund may use derivatives to
  returns                                                                               increase income or gain.

- Derivatives that involve leverage                                                   - While the Funds may use derivatives
  could magnify losses                                                                  that incidentally involve leverage,
                                                                                        they do not use them for the specific
- Derivatives used for non-hedging                                                      purpose of leveraging their portfolios
  purposes could cause losses that
  exceed the original investment

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - A Fund may enhance income through the  - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received    approved borrowers
  not be returned if the borrower              from the borrower
  defaults                                                                            - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned
  risks of the securities in which it is
  invested                                                                            - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - Each adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing       - These holdings may offer more              - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth        net assets in illiquid holdings
                                               than comparable widely traded
- A Fund could be unable to sell these         securities                                 - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                     redemptions, each Fund may hold
                                                                                            investment-grade short-term securities
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up to
                                                                                            33 1/3% of the value of its total
                                                                                            assets

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading would raise a Fund's     - A Fund could realize gains in a short      - The Funds may use short-term trading
  transaction costs                            period of time                               to take advantage of attractive or
                                                                                            unexpected opportunities or to meet
- Increased short-term capital gains         - A Fund could protect against losses if       demands generated by shareholder
  distributions would raise                    a bond is overvalued and its value           activity.
  shareholders' income tax liability           later falls

RISK AND REWARD ELEMENTS FOR U.S. EQUITY FUNDS AND EQUITY PORTION OF DIVERSIFIED FUND

This table discusses the main elements that make up each U.S. Equity Fund's (and the equity portion of the Diversified Fund's) overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When a Fund buys securities before         - The Funds can take advantage of            - The Funds use segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities         offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading would raise a Fund's     - The Funds could realize gains in a         - The Funds generally avoid short-term
  brokerage and related costs                  short period of time                         trading, except to take advantage of
                                                                                            attractive or unexpected opportunities
- Increased short-term capital gains         - The Funds could protect against losses       or to meet demands generated by
  distributions would raise                    if a stock is overvalued and its value       shareholder activity
  shareholders' income tax liability           later falls

------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with            - The Funds use derivatives, such as
  swaps, and forward foreign currency          underlying positions can reduce or           futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                 foreign currency contracts, for
  the portfolio or specific securities                                                      hedging and for risk management (i.e.,
  may not fully offset the underlying        - The Funds could make money and protect       to adjust duration or yield curve
  positions and this could result in           against losses if management's               exposure, or to establish or adjust
  losses to a Fund that would not have         analysis proves correct                      exposure to particular securities,
  otherwise occurred                                                                        markets or currencies); risk
                                             - Derivatives that involve leverage            management may include management of
- Derivatives used for risk management         could generate substantial gains at          a Fund's exposure relative to its
  may not have the intended effects and        low cost                                     benchmark
  may result in losses or missed
  opportunities                                                                           - A Fund only establishes hedges that it
                                                                                            expects will be highly correlated with
- The counterparty to a derivatives                                                         underlying positions
  contract could default
                                                                                          - While the Funds may use derivatives
- Derivatives that involve leverage                                                         that incidentally involve leverage,
  could magnify losses                                                                      they do not use them for the specific
                                                                                            purpose of leveraging their portfolio
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - The Funds may enhance income through       - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral             approved borrowers
  not be returned if the borrower              received from the borrower
  defaults                                                                                - The Funds receive collateral equal to
                                                                                            at least 100% of the current value of
- The collateral will be subject to the                                                     the securities loaned
  risks of the securities in which it is
  invested                                                                                - The lending agents indemnify the Funds
                                                                                            against borrower default

                                                                                          - Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

- Each Fund's share price and                - Stocks have generally outperformed         - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds       plan to remain fully invested, with at
  to stock market movements                    and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include U.S. and foreign common
- Adverse market conditions may from                                                        stocks, convertible securities,
  time to time cause a Fund to take          - With respect to the Diversified Fund,        preferred stocks, trust or partnership
  temporary defensive positions that are       a diversified, balanced portfolio            interests, warrants, rights, and
  inconsistent with its principal              should mitigate the effects of wide          investment company securities
  investment strategies and may hinder         market fluctuations, especially when
  the fund from achieving its investment       stock and bond prices move in              - A Fund seeks to limit risk through
  objective                                    different directions                         diversification

                                                                                          - During severe market downturns, each
                                                                                            Fund has the option of investing up to
                                                                                            100% of assets in investment-grade
                                                                                            short-term securities

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark      - JPMIM focuses its active management on
  benchmark due to its securities and          due to these same choices                    securities selection, the area where
  asset allocation choices                                                                  it believes its commitment to research
                                                                                            can most enhance returns

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

- Currency exchange rate movements could     - Favorable exchange rate movements          - The U.S. Equity Funds anticipate that
  reduce gains or create losses                could generate gains or reduce losses        total foreign investments will not
                                                                                            exceed 20% of assets
- A Fund could lose money because of         - Foreign investments, which represent a
  foreign government actions, political        major portion of the world's               - The Funds actively manage the currency
  instability, or lack of adequate and         securities, offer attractive potential       exposure of their foreign investments
  accurate information                         performance and opportunities for            relative to their benchmarks, and may
                                               diversification                              hedge back into the U.S. dollar from
- Currency and investment risks tend to                                                     time to time (see also "Derivatives");
  be higher in emerging markets; these       - Emerging markets can offer higher            these currency management techniques
  markets also present higher liquidity        returns                                      may not be available for certain
  and valuation risks                                                                       emerging markets investments

                                                                                          - The Diversified Fund anticipates that
                                                                                            total foreign investments will not
                                                                                            exceed 30% of assets and the Fund may
                                                                                            invest in emerging markets

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- Each Fund could have difficulty            - These holdings may offer more              - Each Fund may not invest more than 15%
  valuing these holdings precisely             attractive yields or potential growth        of net assets in illiquid holdings
                                               than comparable widely traded
- Each Fund could be unable to sell            securities                                 - To maintain adequate liquidity to meet
  these holdings at the time or price it                                                    redemptions, each Fund may hold
  desires                                                                                   investment-grade short-term securities
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up to
                                                                                            33 1/3% of the value of its total
                                                                                            assets

RISK AND REWARD ELEMENTS FOR INTERNATIONAL EQUITY FUNDS

This table identifies the main elements that make up each International Equity Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and                - Stocks have generally outperformed         - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds       plan to remain fully invested, with at
  to stock and bond market movements           and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include convertible securities,
- The value of most bonds will fall when                                                    preferred stocks, depository receipts
  interest rates rise; the longer a          - Foreign investments, which represent a       (such as ADRs and EDRs), trust or
  bond's maturity and the lower its            major portion of the world's                 partnership interests, warrants,
  credit quality, the more its value           securities, offer attractive potential       rights, and investment company
  typically falls                              performance and opportunities for            securities
                                               diversification
- A Fund could lose money because of                                                      - The Funds seek to limit risk and
  foreign government actions, political      - Most bonds will rise in value when           enhance performance through active
  instability, or lack of adequate             interest rates fall                          management, country allocation and
  and/or accurate information                                                               diversification
                                             - Foreign bonds, which represent a major
- Investment risks tend to be higher in        portion of the world's fixed income        - During severe market downturns, the
  emerging markets. These markets also         securities, offer attractive potential       Funds have the option of investing up
  present higher liquidity and valuation       performance and opportunities for            to 100% of assets in investment-grade
  risks                                        diversification                              short-term securities

- Adverse market conditions may from         - Emerging markets can offer higher          - The Fleming Emerging Markets Equity
  time to time cause the fund to take          returns                                      Fund will invest up to 20% of assets
  temporary defensive positions that are                                                    in debt securities when JPMIM believes
  inconsistent with its principal                                                           the potential total return exceeds
  investment strategies and may hinder                                                      potential total return in emerging
  the fund from achieving its investment                                                    markets equity securities
  objective

------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

- A Fund could underperform its              - A Fund could outperform its benchmark      - Each adviser focuses its active
  benchmark due to its securities              due to these same choices                    management on securities selection,
  choices and other management decisions                                                    the area where it believes its
                                                                                            commitment to research can most
                                                                                            enhance returns

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

- Currency exchange rate movements could     - Favorable exchange rate movements          - Except as noted earlier in this
  reduce gains or create losses                could generate gains or reduce losses        prospectus, each Fund manages the
                                                                                            currency exposure of its foreign
- Currency and investment risks tend to                                                     investments relative to its benchmark
  be higher in emerging markets; these                                                      and may hedge a portion of its foreign
  markets also present higher liquidity                                                     currency exposure into the U.S. dollar
  and valuation risks                                                                       from time to time (see also
                                                                                            "Derivatives")

------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before         - A Fund can take advantage of               - Each Fund uses segregated accounts to
  issue or for delayed delivery, it            attractive transaction opportunities         offset leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

====================================================================================================================================
POTENTIAL RISKS                              POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,      - Hedges that correlate well with            - The Funds use derivatives, such as
  swaps, and forward foreign currency          underlying positions can reduce or           futures, options, swaps, and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                 foreign currency contracts, for
  the portfolio or specific securities                                                      hedging and for risk management (i.e.,
  may not fully offset the underlying        - A Fund could make money and protect          to establish or adjust exposure to
  positions and this could result in           against losses if the investment             particular securities, markets or
  losses to the Fund that would not have       analysis proves correct                      currencies); risk management may
  otherwise occurred                                                                        include management of a fund's
                                             - Derivatives that involve leverage            exposure relative to its benchmark
- Derivatives used for risk management         could generate substantial gains at
  may not have the intended effects and        low cost                                   - The Funds only establish hedges that
  may result in losses or missed                                                            they expect will be highly correlated
  opportunities                                                                             with underlying positions

- The counterparty to a derivatives                                                       - The Fleming European Fund may use
  contract could default                                                                    derivatives to increase income or
                                                                                            gain.
- Derivatives that involve leverage
  could magnify losses                                                                    - While the Funds may use derivatives
                                                                                            that incidentally involve leverage,
- Certain types of derivatives involve                                                      they do not use them for the specific
  costs to a Fund which can reduce                                                          purpose of leveraging their portfolios
  returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When a Fund lends a security, there is     - A Fund may enhance income through the      - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received        approved borrowers
  not be returned if the borrower              from the borrower
  defaults                                                                                - A Fund receives collateral equal to at
                                                                                            least 100% of the current value of
- The collateral will be subject to the                                                     securities loaned
  risks of the securities in which it is
  invested                                                                                - The lending agents indemnify a fund
                                                                                            against borrower default

                                                                                          - Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period

------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing       - These holdings may offer more              - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth        net assets in illiquid holdings
                                               than comparable widely traded
- A Fund could be unable to sell these         securities                                 - To maintain adequate liquidity, each
  holdings at the time or price it                                                          Fund may hold investment-grade
  desired                                                                                   short-term securities (including
                                                                                            repurchase agreements and reverse
                                                                                            repurchase agreements) and, for
                                                                                            temporary or extraordinary purposes,
                                                                                            may borrow from banks up to 33 1/3% of
                                                                                            the value of its total assets

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading could raise a Fund's     - A Fund could realize gains in a short      - The Funds generally avoid short-term
  brokerage and related costs                  period of time                               trading, except to take advantage of
                                                                                            attractive or unexpected opportunities
- Increased short-term capital gains         - A Fund could protect against losses if       or to meet demands generated by
  distributions could raise                    a stock is overvalued and its value          shareholder activity.
  shareholders' income tax liability           later falls


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW YOUR ACCOUNT WORKS



WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS: negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

COMMERCIAL PAPER: unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES: domestic and foreign debt securities that can be converted into equity securities at a future time and price.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DURATION: a mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE DOLLAR ROLLS: the purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, custody and registration fees.

PARTICIPATION INTERESTS: interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

                                                          HOW YOUR ACCOUNT WORKS




REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.


ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

FINANCIAL HIGHLIGHTS




The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Class Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders for the periods ended August 31, 2000 and February 28, 2001, respectively, which are incorporated by reference into the SAI. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND*

                                                                             9/1/00
                                                                             Through      Year      Year     Year   1/1/97**
                                                                             2/28/01     Ended     Ended    Ended   through
PER SHARE OPERATING PERFORMANCE:                                           (unaudited)  8/31/00   8/31/99  8/31/98   8/31/97
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $10.46     $10.42   $10.93   $10.85    $10.75
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                     0.22      0.46      0.52     0.56      0.39

      Net gains or (losses) in securities (both realized and unrealized)        0.27      0.10     (0.39)    0.29      0.10
                                                                              ------    ------    ------   ------    ------
      Total from investment operations                                          0.49      0.56      0.13     0.85      0.49

   Less distributions:

      Dividends from net investment income                                      0.22      0.46      0.52     0.56      0.39

      Distributions from capital gains                                            --      0.06      0.12     0.21        --
                                                                              ------    ------    ------   ------    ------
      Total distributions                                                       0.22      0.52      0.64     0.77      0.39

Net asset value, end of period                                                $10.73     $10.46   $10.42   $10.93    $10.85
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   4.72%***   5.54%     1.15%    8.08%     4.58%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $706       $694     $729     $717      $631
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
  Expenses                                                                     0.74%      0.57%    0.03%    0.02%     0.02%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        4.18%      4.49%    4.81%    5.10%     5.40%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits                0.74%      0.66%    0.50%    0.50%     0.50%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits   4.18%      4.40%    4.34%    4.62%     4.92%
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                        15%        60%      62%      71%       60%
-----------------------------------------------------------------------------------------------------------------------------

  * Formerly Chase Vista Select Intermediate Tax Free Income Fund. ** Commencement of Operations.
*** Not annualized.
  # Short periods have been annualized.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND*

                                                                             9/1/00
                                                                             Through      Year      Year     Year   1/1/97**
                                                                             2/28/01     Ended     Ended    Ended   through
PER SHARE OPERATING PERFORMANCE:                                           (unaudited)  8/31/00   8/31/99  8/31/98   8/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $7.01      $6.91    $7.29    $7.15     $7.09
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                     0.15      0.31      0.35     0.37      0.26

      Net gains or (losses) in securities (both realized and unrealized)        0.20      0.10     (0.31)    0.21      0.06
                                                                              ------    ------    ------   ------    ------
      Total from investment operations                                          0.35      0.41      0.04     0.58      0.32

   Less distributions:

      Dividends from net investment income                                      0.15      0.31      0.35     0.37      0.26

      Distributions from capital gains                                            --        --      0.07     0.07        --
                                                                              ------    ------    ------   ------    ------
      Total distributions                                                       0.15      0.31      0.42     0.44      0.26
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $7.21      $7.01    $6.91    $7.29     $7.15
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   5.02%***   6.13%     0.38%    8.37%     4.62%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $296       $277     $295     $283      $235
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
  Expenses                                                                     0.75%      0.58%    0.04%    0.03%     0.03%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        4.21%      4.48%    4.85%    5.08%     5.52%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits                0.77%      0.70%    0.53%    0.53%     0.53%
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits   4.19%      4.36%    4.36%    4.58%     5.02%
-----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                        33%        46%      39%      66%       32%
-----------------------------------------------------------------------------------------------------------------------------

  * Formerly Chase Vista New York Intermediate Income Fund.
 ** Commencement of Operations.
*** Not annualized.
  # Short periods have been annualized.

HOW TO REACH US




MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are 811-07342 for all Funds except Intermediate Tax Free Income and New York Intermediate Tax Free Income Funds (811-07841) and Fleming European Fund (811-05151).












                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

-C- 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                   PSMMP-1-301 X

                                                      PROSPECTUS AUGUST __, 2001

                                        SUBJECT TO COMPLETION, DATED MAY 9, 2001


--------------------------------------------------------------------------------
JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: ULTRA SHARES OF THE BOND FUND AND INSTITUTIONAL SHARES OF THE INTERMEDIATE TAX FREE INCOME FUND, NEW YORK INTERMEDIATE TAX FREE INCOME FUND AND FLEMING EUROPEAN FUND

BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

FLEMING EUROPEAN FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]
JPMORGAN FLEMING
Asset Management


[SIDENOTE]
        The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

Bond Fund ................................................ 1
Intermediate Tax Free Income Fund ........................ 7
New York Intermediate Tax Free Income Fund .............. 12
Fleming European Fund ................................... 17
Who May Want to Invest .................................. 23
The Funds' Management and Administration ................ 24
How Your Account Works .................................. 26
Buying Fund Shares ...................................... 26
Selling Fund Shares ..................................... 26
Other Information Concerning the Funds .................. 27
Distributions and Taxes ................................. 28
Risk and Reward Elements for Fixed Income Funds ......... 30
Risk and Reward Elements for Fleming European
   Fund ................................................. 32
What the Terms Mean ..................................... 34
How To Reach Us ................................. Back cover

--------------------------------------------------------------------------------
JPMORGAN BOND FUND

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target dura-tion typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-

[SIDENOTE:]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high-yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer.

Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high-yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high-yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

the market for lower-rated securities and the Fund.

The market for high-yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high-yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The costs of investing in the high-yield market are usually higher than investing in investment grade securities. The Fund has to spend more money for investment research and commissions.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. The prepayment features on some mortgage-related securities make them more sensitive to interest rate changes.

Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

[SIDENOTE:]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participations may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. These investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not fulfill its part of the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

                                                              JPMORGAN BOND FUND
--------------------------------------------------------------------------------

THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Ultra Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[BAR CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1991         13.45%
           1992          6.53%
           1993          9.98%
           1994         -2.68%
           1995         18.42%
           1996          3.30%
           1997          9.29%
           1998          7.54%
           1999         -0.55%
           2000         10.93%


-------------------------------
BEST QUARTER              6.30%
-------------------------------
              2nd quarter, 1995
-------------------------------
WORST QUARTER            -2.38%
-------------------------------
              1st quarter, 1994


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.87%

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
 BOND FUND
 (AFTER EXPENSES)                       10.93         6.02          7.45
--------------------------------------------------------------------------------
 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN BOND FUND
--------------------------------------------------------------------------------

ESTIMATED INVESTOR EXPENSES FOR ULTRA CLASS SHARES

The estimated expenses of the Ultra Class before and after reimbursement are shown below. The Ultra Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)

                                        SHARE-
                          DISTRIBUTION  HOLDER               TOTAL       FEE WAIVER
               MANAGEMENT (RULE 12B-1)  SERVICE  OTHER       OPERATING   AND EXPENSE        NET
               FEES       FEES          FEES     EXPENSES(3) EXPENSES    REIMBURSEMENT(4)   EXPENSES(4)
---------------------------------------------------------------------------------------------------------
 ULTRA CLASS
 SHARES        0.30%      NONE          0.05%    0.18%       0.53%       0.13%              0.40%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Ultra Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Ultra Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)                                          41          128
--------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE ULTRA CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.40% OF ITS AVERAGE DAILY NET ASSETS FOR
    THREE YEARS.

------------------------------------------------------------------------------
JPMORGAN INTERMEDIATE TAX FREE INCOME FUND


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN
INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in municipal obligations whose interest payments are:

- excluded from gross income

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------


THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity. A number of issuers have a recent history of significant financial difficulties. More than 5% of the Fund's total assets may be invested in any one municipality, which could increase this risk.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------


may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE (UNAUDITED)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. As of the date of this prospectus, the current Institutional Class Shares will be re-named "Select Class" and a new Institutional Class will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond 3-10 Year Blended Index and the Lipper Intermediate Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.34%

[BAR CHART]
YEAR-BY-YEAR RETURNS(1),(2)

           1991         12.20%
           1992          8.71%
           1993         11.78%
           1994         -3.96%
           1995         14.39%
           1996          3.76%
           1997          8.21%
           1998          6.56%
           1999         -0.55%
           2000          8.56%

----------------------------------
BEST QUARTER                 5.92%
----------------------------------
                 1st quarter, 1995
----------------------------------
WORST QUARTER               -3.52%
----------------------------------
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YR.    PAST 5 YRS.  PAST 10 YRS.
------------------------------------------------------------------------------
INTERMEDIATE TAX FREE INCOME FUND
(AFTER EXPENSES)                         8.56         5.26          6.82
------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND 3-10
YEAR BLENDED INDEX (NO EXPENSES)         8.61         5.32          6.53
------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)           8.67         4.80          6.09
------------------------------------------------------------------------------

(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.
(2) THE FUND'S FISCAL YEAR END IS 8/31.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class before and after reimbursement are shown below. The Institutional Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

                                         SHARE-
                           DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
               MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING  AND EXPENSE        NET
               FEES        FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)   EXPENSES(4)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES    0.30%        NONE          0.10%     0.19%     0.59%       0.09%           0.50%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
-------------------------------------------------------------------------
YOUR COST ($)                                           51          160
-------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS FOR
    THREE YEARS.

------------------------------------------------------------------------------
JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN
INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its total assets in New York municipal obligations whose interest payments are:

- excluded from gross income and exempt from New York State and New York City income taxes, and

- excluded from the federal alternative minimum tax on individuals.

New York municipal obligations are those issued by New York State, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The Fund seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

No more than 25% of total assets may be invested in any one industry, other than governments and public authorities.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

                           JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity. If more than 5% of the Fund's total assets are invested in any one municipality, this risk could increase.

Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

                            JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
-------------------------------------------------------------------------------


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                            JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
-------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE (unaudited)

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. As of the date of the prospectus, the current Institutional Class Shares will be re-named "Select Class" and a new Institutional Class will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Municipal Bond Index, Lehman New York Municipal Bond Index and Lipper New York Municipal Debt Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

[BAR CHART]
YEAR-BY-YEAR RETURNS(1),(2)

           1991         11.82%
           1992          9.08%
           1993         11.28%
           1994         -5.81%
           1995         15.42%
           1996          3.06%
           1997          8.46%
           1998          6.45%
           1999         -1.41%
           2000          9.93%

----------------------------------
BEST QUARTER                 5.82%
----------------------------------
                 1st quarter, 1995
----------------------------------
WORST QUARTER               -4.27%
----------------------------------
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
-----------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE
INCOME FUND (AFTER EXPENSES)            9.93         5.23          6.64
-----------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(NO EXPENSES)                          11.68         5.84          7.32
-----------------------------------------------------------------------------
LEHMAN NEW YORK
MUNICIPAL BOND INDEX (NO EXPENSES)     12.01         6.17          7.96@
-----------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)         12.16         4.88          6.82
-----------------------------------------------------------------------------

@ REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE INDEX LACKS A COMPLETE TEN YEARS OF HISTORY.
(1) SELECT CLASS SHARES COMMENCED OPERATIONS ON 1/1/97. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF A PREDECESSOR COMMON TRUST FUND.
(2) THE FUND'S FISCAL YEAR END IS 8/31.

                           JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
------------------------------------------------------------------------------


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class before and after reimbursement are shown below. The Institutional Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

                                         SHARE-
                           DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                MANAGEMENT (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE       NET
                FEES       FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4)  EXPENSES(4)
--------------------------------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS SHARES     0.30%      NONE          0.10%    0.22%      0.62%       0.12%           0.50%
--------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
-------------------------------------------------------------------------
YOUR COST ($)                                           51          160
-------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
JPMORGAN FLEMING EUROPEAN FUND

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund's adviser seeks to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the adviser thinks are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------


Moody's Investor Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. Shareholders of the Fund are currently considering a proposal that would allow the Fund to change its investment objective without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------



Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro," which is expected to replace existing national currencies by July 1, 2002. Full implementation of the euro may be delayed and difficulties with the conversion may significantly impact European capital markets. It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------



prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

                                                  JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------


THE FUND'S PAST PERFORMANCE (UNAUDITED)
This section shows the Fund's performance record with respect to the Fund's Class A Shares. Institutional Class Shares are being introduced as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Europe Index and the Lipper European Funds Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS -14.81%

YEAR-BY-YEAR RETURNS(1),(2)

[BAR CHART]

           1996         28.10%
           1997         21.38%
           1998         28.17%
           1999         36.06%
           2000        -14.73%

---------------------------------
BEST QUARTER               33.36%
---------------------------------
                4th quarter, 1999
---------------------------------
WORST QUARTER             -16.97%
---------------------------------
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                        PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
--------------------------------------------------------------------------------
 FLEMING EUROPEAN FUND (AFTER EXPENSES)  -19.64         16.86          16.69
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX (NO EXPENSES)          -8.14         15.75          15.05
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX
 (NO EXPENSES)                            -2.58         17.87          17.46
--------------------------------------------------------------------------------

THE PERFORMANCE IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. INSTITUTIONAL CLASS SHARES DO NOT PAY A SALES LOAD.

(1)   CLASS A SHARES COMMENCED OPERATIONS ON 11/3/95.

(2)   THE FUND'S FISCAL YEAR END IS 10/31.

JPMORGAN FLEMING EUROPEAN FUND
--------------------------------------------------------------------------------



ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class before and after reimbursement are shown below. The Institutional Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

                                          SHARE-
                            DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                MANAGEMENT  (RULE 12B-1)  SERVICE  OTHER        OPERATING   AND EXPENSE       NET
                FEES        FEES          FEES     EXPENSES(3)  EXPENSES    REIMBURSEMENT(4)  EXPENSES(4)
---------------------------------------------------------------------------------------------------------
 INSTITUTIONAL
 CLASS SHARES   0.65%       NONE          0.10%    0.85%        1.60%       0.60%             1.00%
---------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)                                         102         318
--------------------------------------------------------------------------------


(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS.

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST


THE BOND FUND, INTERMEDIATE TAX FREE INCOME FUND AND THE NEW YORK INTERMEDIATE TAX FREE INCOME FUND (THE FIXED INCOME FUNDS) ARE DESIGNED FOR INVESTORS WHO:
- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- with regard to the Intermediate Tax Free Income Fund, are seeking income that is exempt from federal personal income tax

- with regard to the New York Intermediate Tax Free Income Fund, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:
- are investing for aggressive long-term growth

- require stability of principal

- with regard to the Intermediate Tax Free Income and New York Intermediate Tax Free Income Funds, are investing through a tax-deferred account such as an IRA

THE FLEMING EUROPEAN FUND IS DESIGNED FOR INVESTORS WHO:
- are pursuing a long-term goal

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to consistently outperform the markets in which it invests

THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:
- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

--------------------------------------------------------------------------------
                     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund are series of Mutual Fund Select Trust, and the Fleming European Fund is a series of Mutual Fund Group, both of which are Massachusetts business trusts. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (an "Administrator") provides administrative services, oversees each Fund's other service providers and provides Fund officers. The Administrator receives the following annual fee on behalf of each Fund for administrative services:

0.15% of each Fund's pro-rata portion of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.10% of average net assets over $25 billion.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Bond Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Intermediate Tax Free Income Fund, the New York Intermediate Tax Free Income Fund and the Fleming European Fund and makes the day-to-day investment decisions for each of the Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund. Prior to February 28, 2001 the adviser to these three Funds was The Chase Manhattan Bank (Chase) and JPMFAM (USA) was the sub-adviser for the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Chase Fleming Asset Management (London) Limited (CFAM London) is the sub-adviser to the Fleming European Fund and makes the day-to-day investment decisions for that Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

JPMIM, JPMFAM (USA) and CFAM London are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                                  FISCAL
 FUND                             YEAR END    %
-------------------------------------------------
 BOND FUND                        10/31     0.30%
-------------------------------------------------
 INTERMEDIATE TAX FREE INCOME
 FUND                             8/31      0.24%
-------------------------------------------------
 NEW YORK INTERMEDIATE TAX
 FREE INCOME FUND                 8/31      0.24%
-------------------------------------------------
 FLEMING EUROPEAN FUND            10/31     0.80%
-------------------------------------------------

PORTFOLIO MANAGERS

BOND FUND, INTERMEDIATE TAX FREE INCOME FUND, NEWYORK INTERMEDIATE TAX FREE INCOME FUND
The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

--------------------------------------------------------------------------------



FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund manager in the European Equity Group. Prior to that he worked as a Fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April of 2000. Both have managed the Fund since August of 2000.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional or Ultra Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fleming European Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

You can buy Institutional or Ultra Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional or Ultra Class Shares must be paid for by 4:00 p.m. Eastern time on the day of the order, or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-622-4273.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares and $20,000,000 worth of Ultra Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional or Ultra Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-622-4273. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES
You can exchange your Institutional or Ultra Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-622-4273 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request,

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

JPMorgan Fund Distributors, Inc. (JPF) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares (0.05% with respect to Ultra Class Shares) of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Intermediate Tax Free Income, the New York Intermediate Tax Free Income and the Fleming European Funds and Ultra Class Shares of the Bond Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Bond Fund, Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund generally pay dividends monthly. The Fleming European Fund generally distributes any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------


the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming European Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fleming European Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-  Each Fund's share price,                 - Bonds have generally                     - Under normal circumstances the
   yield, and total return will               outperformed money market                  Funds plan to remain fully
   fluctuate in response to bond              investments over the long term,            invested in bonds and other fixed
   market movements                           with less risk than stocks                 income securities.

-  The value of most bonds will             - Most bonds will rise in value            - The Funds seek to limit risk and
   fall when interest rates rise;             when interest rates fall                   enhance total return or yields
   the longer a bond's maturity                                                          through careful management,
   and the lower its credit                 - Mortgage-backed and asset-backed           sector allocation, individual
   quality, the more its value                securities and direct mortgages            securities selection, and
   typically falls                            can offer attractive returns               duration management

-  Adverse market conditions may                                                       - During severe market downturns,
   from time to time cause a Fund                                                        the funds have the option of
   to take temporary defensive                                                           investing up to 100% of assets in
   positions that are                                                                    investment-grade short-term
   inconsistent with its                                                                 securities
   principal investment
   strategies and may hinder a                                                         - Each adviser monitors interest
   fund from achieving its                                                               rate trends, as well as
   investment objective                                                                  geographic and demographic
                                                                                         information related to
-  Mortgage-backed and                                                                   mortgage-backed securities and
   asset-backed securities                                                               mortgage prepayments
   (securities representing an
   interest in, or secured by, a
   pool of mortgages or other
   assets such as receivables)
   and direct mortgages could
   generate capital losses or
   periods of low yields if they
   are paid off substantially
   earlier or later than
   anticipated
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a            - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                      policies for balancing credit
  or principal                                                                           quality against potential
                                            - Junk bonds offer higher yields             yields and gains in light of
- Junk bonds (those                           and higher potential gains                 its investment goals
  rated BB/Ba or lower) have a
  higher risk of default, tend                                                         - Each adviser develops its own
  to be less liquid, and may                                                             ratings of unrated securities
  be more difficult to value                                                             and makes a credit quality
                                                                                         determination for unrated
                                                                                         securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
- A Fund could lose money because           - Foreign bonds, which represent           - Foreign bonds may be a
  of foreign government actions,              a major portion of the world's             significant investment for the
  political instability, or lack              fixed income securities, offer             Bond Fund.
  of adequate and accurate                    attractive potential
  information                                 performance and opportunities            - To the extent that a
                                              for diversification                        Fund invests in foreign bonds,
- Currency exchange rate                                                                 it may manage the currency
  movements could reduce gains or           - Favorable exchange rate                    exposure of its foreign
  create losses                               movements could generate gains or          investments relative to its
                                              reduce losses                              benchmark, and may hedge a
- Currency and investment risks                                                          portion of its foreign currency
  tend to be higher in emerging             - Emerging markets can offer                 exposure into the U.S. dollar
  markets                                     higher returns                             from time to time (see also
                                                                                         "Derivatives"); these currency
                                                                                         management techniques may not be
                                                                                         available for certain emerging
                                                                                         markets investments
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities               - A Fund can take advantage of             - Each Fund uses segregated
  before issue or for delayed                 attractive transaction                     accounts to offset leverage
  delivery, it could be exposed               opportunities                              risk
  to leverage risk if it does not
  use segregated accounts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its              - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same                management on those areas where
  securities or duration choices              choices                                    it believes its commitment to
                                                                                         research can most enhance
                                                                                         returns and manage risks in a
                                                                                         consistent way
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with          - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce            as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost            forward foreign currency
  that are used for hedging the                                                          contracts for hedging and for
  portfolio or specific                     - A Fund could make money and                risk management (i.e., to
  securities may not fully offset             protect against losses if                  adjust duration or yield curve
  the underlying positions and                management's analysis proves               exposure, or to establish or
  this could result in losses to              correct                                    adjust exposure to particular
  the Fund that would not have                                                           securities, markets, or
  otherwise occurred                        - Derivatives that involve                   currencies); risk management
                                              leverage could generate                    may include management of a
- Derivatives used for risk                   substantial gains at low cost              Fund's exposure relative to its
  management may not have the                                                            benchmark
  intended effects and may result
  in losses or missed opportunities                                                    - The Funds only establish hedges
                                                                                         that they expect will be highly
- The counterparty to a                                                                  correlated with underlying
  derivatives contract could                                                             positions
  default
                                                                                       - The Intermediate Tax
- Certain types of derivatives                                                           Free Income Fund and the New York
  involve costs to the Funds which                                                       Intermediate Tax Free Income Fund
  can reduce returns                                                                     may use derivatives to increase
                                                                                         income or gain
- Derivatives that involve
  leverage could magnify losses                                                        - While the Funds may use
                                                                                         derivatives that incidentally
- Derivatives used for non-hedging                                                       involve leverage, they do not
  purposes could cause losses that                                                       use them for the specific
  exceed the original investment.                                                        purpose of leveraging their
                                                                                         portfolios
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income                - Each adviser maintains a list
  there is a risk that the loaned             through the investment of the              of approved borrowers
  securities may not be returned if           collateral received from the
  the borrower defaults                       borrower                                 - The Funds receive collateral
                                                                                         equal to at least 100% of the
- The collateral will be subject to                                                      current value of securities
  the risks of the securities in                                                         loaned
  which it is invested
                                                                                       - The lending agents indemnify a
                                                                                         fund against borrower default

                                                                                       - Each adviser's collateral
                                                                                         investment guidelines limit the
                                                                                         quality and duration of
                                                                                         collateral investment to minimize
                                                                                         losses

                                                                                       - Upon recall, the borrower must
                                                                                         return the securities loaned
                                                                                         within the normal settlement
                                                                                         period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more            - No Fund may invest more than
  valuing these holdings precisely            attractive yields or potential             15% of net assets in illiquid
                                              growth than comparable widely              holdings
- A Fund could be unable to sell              traded securities
  these holdings at the time or                                                        - To maintain adequate liquidity to
  price desired                                                                          meet redemptions, each Fund may
                                                                                         hold investment-grade short-term
                                                                                         securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may
                                                                                         borrow from banks up to 33 1/3%
                                                                                         of the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise             - A Fund could realize gains in            - The Funds may use short-term trading
  a Fund's transaction costs                  a short period of time                     to take advantage of attractive or
                                                                                         unexpected opportunities or to meet
- Increased short-term capital              - A Fund could protect against               demands generated by shareholder
  gains distributions would raise             losses if a bond is overvalued and         activity.
  shareholders' income tax                    its value later falls
  liability
------------------------------------------------------------------------------------------------------------------------------------

(1)A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

RISK AND REWARD ELEMENTS FOR FLEMING EUROPEAN FUND

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help it manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and                - Stocks have generally                    - Under normal circumstances the
  performance will fluctuate in               outperformed more stable                   Fund plans to remain fully
  response to stock and bond market           investments (such as bonds and             invested, with at least 65% in
  movements                                   cash equivalents) over the long            stocks; stock investments may
                                              term                                       include convertible securities,
- The value of most bonds will                                                           preferred stocks, depository
  fall when interest rates rise;            - Foreign investments, which                 receipts (such as ADRs and
  the longer a bond's maturity and            represent a major portion of the           EDRs), trust or partnership
  the lower its credit quality,               world's securities, offer                  interests, warrants, rights,
  the more its value typically                attractive potential performance           and investment company
  falls                                       and opportunities for                      securities
                                              diversification
- The Fund could lose money                                                            - The Fund seeks to limit risk
  because of foreign government             - Most bonds will rise in value              and enhance performance through
  actions, political instability,             when interest rates fall                   active management, country
  or lack of adequate and/or                                                             allocation and diversification
  accurate information                      - Foreign bonds, which represent
                                              a major portion of the world's           - During severe market downturns,
- Investment risks tend to be                 fixed income securities, offer             the Fund has the option of
  higher in emerging markets. These           attractive potential                       investing up to 100% of assets in
  markets also present higher                 performance and opportunities              investment-grade short-term
  liquidity and valuation risks               for diversification                        securities

- Adverse market conditions may             - Emerging markets can offer higher
  from time to time cause the fund            returns
  to take temporary defensive
  positions that are inconsistent
  with its principal investment
  strategies and may hinder the
  fund from achieving its
  investment objective
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its            - The adviser focuses its active
  benchmark due to its securities             benchmark due to these same                management on securities
  choices and other management                choices                                    selection, the area where it
  decisions                                                                              believes its commitment to
                                                                                         research can most enhance
                                                                                         returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements          - Favorable exchange rate movements        - Except as noted earlier in this
  could reduce gains or create                could generate gains or reduce             prospectus, the Fund manages
  losses                                      losses                                     the currency exposure of its
                                                                                         foreign investments relative to
- Currency risks tend to                                                                 its benchmark and may hedge a
  be higher in emerging markets;                                                         portion of its foreign currency
  these markets also present higher                                                      exposure into the U.S. dollar
  liquidity and valuation risks                                                          from time to time (see also
                                                                                         "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities             - The Fund can take advantage of           - The Fund uses segregated accounts
  before issue or for delayed                 attractive transaction                     to offset leverage risk
  delivery, it could be exposed to            opportunities
  leverage risk if it does
  not use segregated accounts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with          - The Fund uses derivatives, such
  options, swaps, and forward                 underlying positions can reduce            as futures, options, swaps, and
  foreign currency contracts(1)               or eliminate losses at low cost            forward foreign currency
  that are used for hedging the                                                          contracts, for hedging and for
  portfolio or specific                     - The Fund could make money and              risk management (i.e., to
  securities may not fully offset             protect against losses if the              establish or adjust exposure to
  the underlying positions and                investment analysis proves                 particular securities, markets
  this could result in losses to              correct                                    or currencies); risk management
  the Fund that would not have                                                           may include management of the
  otherwise occurred                        - Derivatives that                           Fund's exposure relative to its
                                              involve leverage could generate            benchmark
- Derivatives used for risk                   substantial gains at low cost
  management may not have the                                                          - The Fund only establishes
  intended effects and may result                                                        hedges that it expects will be
  in losses or missed                                                                    highly correlated with underlying
  opportunities                                                                          positions

- The counterparty to a derivatives                                                    - The Fund may use derivatives
  contract could default                                                                 to increase income or gain.

- Derivatives that involve leverage
  could magnify losses                                                                 - While the Fund may use derivatives
                                                                                         that incidentally involve leverage,
- Certain types of derivatives involve                                                   it does not use them for the
  costs to the Fund which can reduce                                                     specific purpose of leveraging
  returns                                                                                its portfolio

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment.
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security,           - The Fund may enhance income              - The adviser maintains a list of
  there is a risk that the loaned             through the investment of the              approved borrowers
  securities may not be returned if           collateral received from the
  the borrower defaults                       borrower                                 - The Fund receives collateral
                                                                                         equal to at least 100% of the
- The collateral will be subject to                                                      current value of securities
  the risks of the securities in                                                         loaned
  which it is invested
                                                                                       - The lending agents indemnify the
                                                                                         Fund against borrower default

                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment
                                                                                         to minimize losses

                                                                                       - Upon recall, the borrower must
                                                                                         return the securities loaned within
                                                                                         the normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The Fund could have difficulty            - These holdings may offer more            - The Fund may not invest more
  valuing these holdings precisely            attractive yields or potential             than 15% of net assets in
                                              growth than comparable widely              illiquid holdings
- The Fund could be unable to                 traded securities
  sell these holdings at the time                                                      - To maintain adequate liquidity,
  or price it desired                                                                    the Fund may hold investment-grade
                                                                                         short-term securities (including
                                                                                         repurchase agreements and reverse
                                                                                         repurchase agreements) and, for
                                                                                         temporary or extraordinary
                                                                                         purposes, may borrow from banks
                                                                                         up to 33 1/3% of the value of
                                                                                         its total assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise             - The Fund could realize gains in          - The Fund generally avoids
  the fund's brokerage and                    a short period of time                     short-term trading, except to
  related costs                                                                          take advantage of attractive or
                                            - The Fund could protect against             unexpected opportunities or to
- Increased short-term capital                losses if a stock is overvalued and        meet demands generated by
  gains distributions could raise             its value later falls                      shareholder activity.
  shareholders' income tax
  liability
------------------------------------------------------------------------------------------------------------------------------------

(1)A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS: negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

COMMERCIAL PAPER: unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES: domestic and foreign debt securities that can be converted into equity securities at a future time and price.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DURATION: a mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE DOLLAR ROLLS: the purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, custody and registration fees.

PARTICIPATION INTERESTS: interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

                                                          HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

--------------------------------------------------------------------------------
HOW TO REACH US


MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, please contact that institution directly for more information.

You can also find information online at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are 811-07342 (for the Bond Fund), 811-07841 (for the Intermediate Tax Free Income and New York Intermediate Tax Free Income Funds) and 811-05151 (for the Fleming European Fund).



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



      -C- 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001


                                                                         1-501 X

****************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
****************************************************************************

                                     [LOGO]

                                 JPMORGAN FUNDS

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                                AUGUST __, 2001
                                     (SUBJECT TO COMPLETION, DATED MAY 8, 2001)


                   JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
               JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                         JPMORGAN FLEMING EUROPEAN FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus dated August __, 2001, offering shares of JPMorgan Intermediate Tax Free Income Fund, JPMorgan New York Intermediate Tax Free Income Fund and JPMorgan Fleming European Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

1-800-622-4273
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121

                                                                    MFST-SAI-401

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

The Funds..................................................................    3
Investment Policies and Restrictions.......................................    3
Performance Information....................................................   17
Determination of Net Asset Value...........................................   21
Purchases and Redemptions..................................................   22
Tax Matters................................................................   27
Management of the Trust and the Funds......................................   32
Independent Accountants....................................................   42
Certain Regulatory Matters.................................................   42
General Information........................................................   42
Appendix A--Description of Certain Obligations Issued or Guaranteed by
  U.S. Government Agencies or Instrumentalities............................  A-1
Appendix B--Description of Ratings.........................................  B-1
Appendix C--Special Investment Considerations Relating to
  New York Municipal Obligations...........................................  C-1

                                    THE FUNDS

      Mutual Fund Select Trust and Mutual Fund Group (collectively, the "Trust") are open-end management investment companies which were organized as business trusts under the laws of the Commonwealth of Massachusetts on October 1, 1996 and May 11, 1987 respectively. Each Trust presently consists of separate series, including the JPMorgan Intermediate Tax Free Income Fund, JPMorgan New York Intermediate Tax Free Income Fund and JPMorgan Fleming European Fund (collectively, the "Funds"). Certain of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") is the investment adviser for the Funds. The Chase Manhattan Bank ("Chase") serves as the Trusts' administrator (the "Administrator") and supervises the overall administration of the Trusts, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

      Effective as of December 29, 1997, New York Tax Free Income Fund changed its name to New York Intermediate Tax Free Income Fund.

      Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                                FORMER NAME
--------                                                -----------
JPMorgan Intermediate Tax Free Income Fund              Chase Vista Select Intermediate Tax Free
(Intermediate Tax Free Income Fund)                     Income Fund

JPMorgan New York Intermediate Tax Free Income Fund     Chase Vista Select New York Intermediate
(New York Intermediate Tax Free Income Fund)            Tax Free Income Fund

JPMorgan Fleming European Fund (European Fund)          Chase Vista European Fund


                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

      The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in New York Municipal Obligations, see Appendix C.

      The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality--that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills

(maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

      In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

      BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

      Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

      FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

      DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      SUPRANATIONAL OBLIGATIONS. The Fleming European Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

      MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

      CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

      LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

      BRADY BONDS. The Fleming European Fund may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

      FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

      Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

      To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

      INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

      INDEXED INVESTMENTS. The Fleming European Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest paymnents from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

      WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


      SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to genereate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at ay time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the considerations to be earned from such loans justifies the risk.

      OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purpose of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

      ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

      One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

      STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

      The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

      FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

      The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

      The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

      The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

      Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

      Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

      Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

      INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

      Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

      Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

      The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

      Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

      RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

      SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

      OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indices, and (iii) debt instruments.

      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

      The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

      Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

      When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

      Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

      FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.





      INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

      The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

      A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

      A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

      A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.



      STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

      The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

      Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

      ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

      When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

      In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                             INVESTMENT RESTRICTIONS

      The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

      Each Fund:


            (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;


            (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


            (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;


            (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;


            (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
      (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
      (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


            (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.


      In addition, as a matter of fundamental policy, the European Fund:

            (8) May not make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

            (9) May not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

            (10) May not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

            (11) May not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

      In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

      In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

            (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

            (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

            (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

            (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

      For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

      In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

      If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                            SPECIAL CONSIDERATIONS


      INVESTING IN EUROPE. Investment in the securities of European countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

      The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

      The economies of individual European countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

      LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

      The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's or Portfolio's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund or Portfolio should continue to hold the security.

      The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

      The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund or Portfolio to obtain accurate market quotations for purposes of valuing that Fund's or Portfolio's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds and Portfolio have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

      Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds or Portfolio may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

      Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

      The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

      The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                    Year Ended August 31,
                                             ----------------------------------
                                             1998           1999           2000
                                             ----           ----           ----

Intermediate Tax Free Income Fund             71%            62%            60%
New York Intermediate Tax Free Income Fund    66%            39%            46%
JPMorgan Fleming European Fund               183%           149%           161%


Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

      Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

      In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

      The Funds paid brokerage commissions as detailed below:

                                YEAR-ENDED        YEAR-ENDED        YEAR-ENDED
                             OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                             ----------------  ----------------  ----------------
Fleming European Fund            $315,450          $432,341          $776,639

      No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

      From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

      A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

      Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

      In connection with the conversion of various common trust funds maintained by Chase into the Vista Select funds (the "CTF Conversion"), which occurred on December 31, 1997, the Intermediate Tax Free Income Fund was established to receive the assets of The Intermediate-Term Tax-Exempt Bond Fund of Chemical Bank, the New Jersey Tax Free Income Fund was established to receive the assets of The New Jersey Municipal Bond Fund of Chemical Bank, the New York Intermediate Tax Free Income Fund was established to receive the assets of the New York Tax-Exempt Income Fund of The Chase Manhattan Bank and the Tax Free Income Fund was established to receive the assets of The Tax-Exempt Bond Fund of Chemical Bank and the Tax-Exempt Income Fund of The Chase Manhattan Bank.

      Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

      Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

      A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (EXCLUDING SALES CHARGES)

      The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending August 31, 2000, were as follows:

                                                                                 Date of      Date of
                                                      One      Five      Ten      Fund         Class
Fund                                                  Year     Years    Years   Inception   Introduction
----                                                  ----     -----    -----   ---------   ------------
JPMorgan Intermediate Tax Free Income Fund            5.54%    5.35%    6.99%     12/31/79

JPMorgan New York Intermediate Tax Free Income Fund                               11/30/83
    A Shares**                                        6.13%    5.42%    6.77%                 2/16/01
    B Shares**                                        6.13%    5.42%    6.77%                 2/16/01
    Institutional Shares                              6.13%    5.42%    6.77%                11/30/83

JPMorgan Fleming European Fund                                                     11/2/95
    A Shares                                         10.13%     N/A    18.53%                 11/2/95
    B Shares                                          9.40%     N/A    17.69%                 11/3/95
    C Shares                                          9.27%     N/A    17.68%                 11/1/98


* The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 5.75% for Class A shares of the European Fund and 4.50% for A shares of the other Funds, and the current applicable CDSC for B and Class C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:


                                                       One      Five       Ten
Fund                                                   Year     Years     Years
----                                                   ----     -----     -----
JPMorgan Fleming European Fund
    A Shares                                           3.78%     N/A      17.14%
    B Shares                                           4.40%     N/A      17.48%
    C Shares                                           8.27%     N/A      17.68%

JPMorgan New York Intermediate Tax Free Income Fund
    A Shares                                           1.29%     4.46%     6.28%
    B Shares                                           1.13%     5.10%     6.77%

*     See the notes to the preceding table.

      The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

      Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and
(c) multiplying the result by 2.

      The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

      Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

      The SEC yields of the Funds for the thirty-day period ended August 31, 2000 were as follows:

                                                Thirty-Day       Tax Equivalent
                                                   Yield        Thirty-Day Yield
                                               as of 8/31/00      as of 8/31/00
                                               -------------    ----------------
JPMorgan Intermediate Tax Free Income Fund         4.06%              6.72%

JPMorgan New York Intermediate Tax Free
    Income Fund Institutional Shares               4.08%              7.56%

JPMorgan Fleming European Fund
    A Shares                                       0.00%              0.00%
    B Shares                                       0.00%              0.00%
    C Shares                                       0.00%              0.00%


      Yields are not presented for JPMorgan New York Intermediate Tax Free Income Fund which were introduced on February 16, 2001.

      The tax equivalent yields assume a federal income tax rate of 39.6% for the JPMorgan Intermediate Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.05% for the JPMorgan New York Intermediate Tax Free Income Fund.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (EXCLUDING SALES CHARGES)

      The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending August 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                        Total
                                                                        Value
                                                                       --------
JPMorgan Intermediate Tax Free Income Fund                             $19,649

JPMorgan New York Intermediate Tax Free Income Fund
    A Shares                                                            19,259
    B Shares                                                            19,259
    Institutional Shares                                                19,259

JPMorgan Fleming European Fund
    A Shares                                                            23,398
    B Shares                                                            22,579
    C Shares                                                            22,565

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                                        Total
                                                                        Value
                                                                       -------
JPMorgan Fleming European Fund
    A Shares                                                           $22,053
    B Shares                                                            22,379
    C Shares                                                            22,565

JPMorgan New York Intermediate Tax Free Income Fund
    A Shares                                                            18,390
    B Shares                                                            19,259

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

      As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other than Good Friday), Chase is closed for business on the following holidays: Martin Luther King Day, Columbus Day and Veteran's Day.

      Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                            PURCHASES AND REDEMPTIONS

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


     Each investor in a Fund, may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

     The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75


     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

     The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75


    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan Money Market Fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan Money Market Fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

     A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

     Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                                  TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

      Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

      Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                           STATE AND LOCAL TAX MATTERS

      Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a registered investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUNDS

                              TRUSTEES AND OFFICERS


      The mailing address of the Trustees and Officers of the Trust, who are also the Trustees of each of the Funds and the other Master Funds, as defined below, is 522 Fifth Avenue, New York, New York 10036. Their names, principal occupations during the past five years and ages are set forth below:

      WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. Age: 59.

      ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. Age: 68.

      ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Age: 55.

      MATTHEW HEALEY--Trustee; Chief Executive Officer, Chairman, Pierpont Group, since prior to 1993. Age: 63.

      FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds.
Age: 68.

      JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Chief Executive Officer and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. Age: 58.

      LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. Age: 65.

      H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. Age: 65.

      MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

      LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management.
Age: 45. Address: 90 Park Avenue, New York, NY 10016.

      VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

      ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------

* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

      The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended August 31, 2000.

      A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising grom the fact that the same individuals are Trustees of the Trust, each of the Funds and the J.P. Morgan Institutional Funds up to and including creating a separate board of trustees.

      Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust and the J.P. Morgan Funds. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


      The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio and other JPMorgan Funds.

            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

      Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting component.

                                           Intermediate     New York Intermediate
                                          Tax Free Income      Tax Free Income      European
                                               Fund                 Fund              Fund
                                          ---------------   ---------------------   --------
Fergus Reid, III, Trustee                      $2,684              $1,085           $340.67
H. Richard Vartabedian, Trustee                 1,871                 757            230.21
William J. Armstrong, Trustee                   1,266                 512            153.71
Roland R. Eppley, Jr., Trustee                  1,250                 506            157.58
Leonard M. Spalding, Jr., Trustee               1,266                 512            151.91
Matthew Healey                                  N/A                 N/A              N/A
James J. Schonbachler                           N/A                 N/A              N/A
Ann Maynard Gray                                N/A                 N/A              N/A





                                                       PENSION OR RETIREMENT
                                   COMPENSATION FROM  BENEFITS ACCRUED AS FUND   TOTAL COMPENSATION FROM
                                         TRUST                EXPENSES               "FUND COMPLEX"(1)
                                   -----------------  ------------------------   -----------------------
William J. Armstrong, Trustee           $90,000               $41,781              $131,781 (10)(3)

Roland R. Eppley, Jr., Trustee          $91,000               $58,206              $149,206 (10)(3)

Ann Maynard Gray, Member of             NA                    NA                   $75,000 (17)(3)
   Advisory Board of certain
   J.P. Morgan Funds

Matthew Healey, Trustee(2)              NA                    NA                   $75,000 (17)(3)

Fergus Reid, III, Trustee               $202,750              $110,091             $312,841 (10)(3)

James J. Schonbachler -                 NA                    NA                   $75,000 (17)(3)
   Member of the Advisory Board
   of certain J.P. Morgan
   Funds

Leonard M. Spalding, Jr.,              $89,000               $35,335               $124,335 (10)(3)
   Trustee

H. Richard Vartabedian, Trustee        $134,350              $86,791               $221,141 (10)(3)

1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 14 investment companies.

2 Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

3 Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.

      RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

      Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and
(ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustee voted to terminate the Plan and to pay Trustees an agreed-upon amount of compensation.

      Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment dated elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Mr. Vartabedian has executed a deferred compensation agreement for the 2000 calendar year.

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

         Prior to February 28, 2001, the adviser to the funds was the Chase Manhattan Bank. The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, JPMFAM, acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

         Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

         Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         With respect to the Equity Funds, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

         In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         Under the Advisory Agreement, JPMFAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM.

         JPMFAM, on behalf of the European Fund has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Limited ("CFAM London"). With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of JPMFAM (USA).; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

         JPMFAM, a wholly-owned subsidiary of The Chase Manhattan Bank. JPMFAM is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM is located at 522 Fifth Avenue, New York, New York 10036.

         CFAM London is an wholly-owned subsidiary of the Adviser. CFAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM London also serve as portfolio managers for Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

         In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM London in the case of the Funds will be entitled to receive, with respect to the Funds, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

         For the three most recent fiscal years, the Advisor earned advisory fees, and voluntarily waived the amounts in parentheses as follows:

                                                               YEAR ENDED AUGUST 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund ......   $1,982,640    $(1,982,640)   $2,200,196   $(2,200,196)   $2,110,334     $(429,387)

New York Intermediate
   Tax Free Income Fund ......      767,510       (767,510)      879,846      (879,846)      853,972      (173,688)

European Fund .................     279,521       (166,744)      555,370      (178,633)      933,790      (189,245)

                                  ADMINISTRATOR

      Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

      In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses:

                                                               YEAR ENDED AUGUST 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund .........  $663,008   $(663,008)       $733,399   $(733,399)       $703,443    $(143,129)

New York Intermediate
   Tax Free Income Fund .........   256,686    (256,686)        293,282    (293,282)        284,657      (57,896)

European Fund ...................    27,109      (6,446)         55,537          --          93,379           --

                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    For the fiscal years ended October 31, 1998, 1999 and 2000, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees:



                                           FISCAL YEAR ENDED OCTOBER 31,
                     ---------------------------------------------------------------------
                               1998                    1999                   2000
                     ---------------------   ---------------------   ---------------------
FUND                 PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                 ------------   ------   ------------   ------   ------------   ------
European Fund
   A Shares            $54,193        --       $109,680       --       $182,535       --
   B Shares             47,038        --         81,208       --        127,726       --
   C Shares*             N/A         N/A          6,279       --         25,013       --




* Distribution fees are from the period November 1, 1998 (commencement of operations) through October 31, 1999.


    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:



                                                                                  TOTAL VALUE
                                                                                  -----------
Advertising and sales literature                                                  $  340,447
Printing, production and mailing of prospectuses and shareholder reports
to other than current Shareholders                                                   137,970
Compensation to dealers                                                            6,122,706
Compensation to sales personnel                                                    5,595,536
B Share financing charges                                                          8,232,922
Equipment, supplies and other indirect distribution-related expenses                  29,628



    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                  DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

    For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses:


                                                               YEAR ENDED AUGUST 31,
                                 ---------------------------------------------------------------------------------
                                            1998                        1999                        2000
                                 -------------------------    ------------------------    ------------------------
Intermediate
   Tax Free Income Fund .........  $328,312   $(328,312)        $366,699   $(336,565)      $351,721     $(61,545)
New York Intermediate
   Tax Free Income Fund .........   127,069    (127,069)         146,641    (134,589)       142,328      (78,737)
European Fund ...................    13,973      (3,223)          27,768          --         46,690           --

           Shareholder Servicing Agents, Transfer Agent and Custodian

    Effective January 3, 2000, the Trust adopted an Administrative Services
Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through August 31, 2000 with respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund and for the fiscal year ended October 31, 1998, 1999 and 2000 with respect to the European Fund were as follows:

                                                            01/03/00
                                                             THROUGH
                                                            08/31/00
                                                     -----------------------
Intermediate
   Tax Free Income Fund ............................ $1,155,992   $       --
New York Intermediate
   Tax Free Income Fund ............................    468,231           --



                                  FISCAL YEAR ENDED OCTOBER 31
                               ----------------------------------
                                 1998         1999         2000
                               --------     --------     --------
European Fund ...............


    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their cus-tomers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares or 0.25% in the case of the European Fund if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                             INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Trust and Mutual Fund Group are open-end, management investment companies organized as Massachusetts business trusts under the laws of the Commonwealth of Massachusetts on October 1, 1996 and May 11, 1987, respectively. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or
(ii) by the vote of the holders of a majority of its outstanding shares or
(iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2000 with respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund and October 31, 2000 with respect to the European Fund contained therein, are incorporated by reference. With respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund, the Semi-Annual Report to shareholders for the period ended February 28, 2001, is incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


INTERMEDIATE TAX FREE INCOME FUND
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ................ $10.46

NEW YORK INTERMEDIATE TAX FREE INCOME FUND INSTITUTIONAL SHARES
Net Asset Value and Redemption Price per Share of Beneficial Interest at August 31, 2000 ................ $ 7.01

FLEMING EUROPEAN FUND
A SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $17.87
Maximum Offering Price per Share ($17.87 divided by .9425) (reduced on purchases of $100,000 or more) ... $18.96

B SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $17.38

C SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $17.37

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

      FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

      MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

      FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

      FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

      FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

      GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

      FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

      GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

      NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

      PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

      PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

      SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

      WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

      FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

      FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

      STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

      D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

      EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

      In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

      Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS*

      The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS
                          OF STATE AND MUNICIPAL NOTES:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

      MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
             RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

      A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2--Satisfactory capacity to pay principal and interest.

      SP-3--Speculative capacity to pay principal and interest.

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

      A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                             DESCRIPTION OF MOODY'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

      ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

      ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                           AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

      AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

      A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

      F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                   APPENDIX C

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS

      Some of the significant financial considerations relating to the investments of the New York Intermediate Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                 NEW YORK STATE

      New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

      The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

      In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

      The State participates in the issuance of Certificates of Participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

      The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

      The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of COPs to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program pay-as-you-go financing.

      In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

      THE 1998-99 STATE FINANCIAL PLAN. The State's 1998-99 fiscal year commenced on April 1, 1998 and ends on March 31, 1999. The debt component of the State's budget for the 1998-99 fiscal year was adopted by the Legislature on March 30, 1998, and the remainder of the budget was adopted by the Legislature on April 18, 1998. The State Financial Plan for the 1998-99 fiscal year (the "State Financial Plan") was released on June 25, 1998 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated in July, October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $37.56 billion, while total General Fund disbursements and transfers to other funds were projected to be $36.78 billion. After adjustments for comparability, the adopted 1998-99 budget projected a year-over-year increase in General Fund disbursements of 7.1 percent. General Fund disbursements in 1998-99 were projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The 1998-99 increase in General fund spending has primarily taken the form of additional local assistance ($1.88 billion). The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

      Resources used to fund these additional expenditures include increased revenues projected for 1998-99, increased resources produced in the 1997-98 fiscal year that are to be utilized in 1998-99 reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

      The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income tax credit for middle-income families, a phased-in reduction of the general business tax and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs and the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

      The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.

      The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1998-99 and beyond. The DOB estimated that the 1998-99 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims. The balance is composed of various other actions,primarily the transfer of unused special revenue fund balances to the General Fund.

      Despite recent budgetary surpluses recorded by the State, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The State Division of Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

      Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State Tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

      The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

      Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1998-99 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

      In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

      GOVERNMENT FUNDS COMPRISING THE STATE FINANCIAL PLAN. Four governmental fund types comprise the State Financial Plan: the General fund, the Special Revenue Funds, the Capital Projects funds and the Debt Service funds.

      The General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 1998-99 fiscal year, the General Fund was expected by the State to account for approximately 47.6 percent of all governmental funds disbursements and 70.1 percent of total State Funds disbursements.

      The General Fund was projected to be balanced on a cash basis for the 1998-99 fiscal year, however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts were projected to be $37.56 billion, an increase of $3.01 billion from the $34.55 billion recorded in 1997-98. The disbursement total projected for fiscal year 1998-99 included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts and $1.80 billion in transfers from other funds.

      The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year were projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. Fund disbursements were projected to be $36.78 billion, an increase of $2.43 billion over the total amount disbursed and transferred in the 1997-98 fiscal year.

      SPECIAL REVENUE FUNDS: Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise approximately 41 percent of total governmental funds receipts and disbursements in the 1998-99 fiscal year, about three-quarters of that activity relates to federally-funded programs.

      Total disbursements for programs supported by Special Revenue Funds were projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds were estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this Fund group is Medicaid, which was projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs was projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds was due primarily to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

      State special revenue spending was projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending was due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation and $113 million for the State share of the new Child Health Plus program.

      CAPITAL PROJECTS FUNDS: Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds was expected to comprise 5.5 percent of total governmental receipts and disbursements.

      Capital Projects Funds spending in fiscal year 1998-99 was projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth were transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

      DEBT SERVICE FUNDS: Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. These Funds were expected to comprise 3.8 percent of total governmental fund receipts and disbursements in the 1998-99 fiscal year. Receipts in these Funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

      The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. Total disbursements from the Debt Service Fund type were estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million was dedicated to transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million was for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder was for a variety of programs in such areas as mental health and corrections and for general obligation financings.

      PRIOR FISCAL YEARS. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

      FISCAL YEAR 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

      FISCAL YEAR 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs.

      The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million was deposited in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

      FISCAL YEAR 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus of $445 million, as reported by DOB . The cash surplus was derived from higher-than expected receipts, savings generated through agency cost controls and lower-than-expected welfare spending. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

      The General Fund closing Fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in Fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing Fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. That Fund was created to hold certain tax receipts temporarily before their deposit to other accounts. The General fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was refinanced to be on deposit as of March 31, 1996.

      General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, which is a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements and transfers totaled $32.68 billion for the 1995-96 fiscal year, which is a decrease of 2.2 percent from 1994-95 levels.

      CASH-BASIS RESULTS FOR THE NON-GENERAL FUNDS OVER THE LAST 3 YEARS. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

      In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this Fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

      GAAP-BASIS RESULTS. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.

      PROJECTED GAAP-BASIS RESULTS FOR FISCAL YEAR 1998-99. The State based its GAAP projections on the cash estimates in the First Quarterly Update to the Financial Plan and the actual results for the 1997-98 fiscal year as reported by the State Comptroller on July 28, 1998.

      On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in

1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

      The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

      Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of
0.5 percent. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12. 7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

      Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

      Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

      Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million

(14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

      An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1996-97. The State completed its 1996-97 fiscal year with a combined governmental funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

      Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Local Practice Insurance Association and from medical provider assessments.

      Expenditures increased $830 million (2.6 percent) from the prior fiscal with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent), primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent), due mainly to an increase in spending for support for public schools and physically handicapped children, offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

      Net other financing sources increased $475 million (62.6 percent), due mainly to bond proceeds provided by the Documentary Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing sources decreased $275 million (8.0 percent), primarily because of declines in amounts transferred to other funds.

      Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

      An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year, and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1995-96. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC Bond Annual Information Statement June 26, 1998 proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

      Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

      Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease Occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

      Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which deceased the accumulated fund balance to $532 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

      Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

      An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

      Due to changing economic conditions and information, public statements or reports regarding the State Financial Plan and its constituent funds may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

      STATE FINANCIAL PLAN CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      NATIONAL AND STATE ECONOMIC OUTLOOKS. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

      U.S. ECONOMY. The national economy grew strongly during the first quarter of 1998 but slowed sharply in the second quarter, with the real growth rate falling from 5.5 percent to 1.8 percent. Although continued moderation is expected during the second half of the year, the annual growth rate for 1998 is projected to be 3.4 percent. However, the slowing of growth within the domestic economy, the contraction of export markets in many parts of the world and the lack of inflationary pressure has encouraged the Federal Reserve Board ("FRB") to commence a policy of gradually decreasing short-term interest rates. Nominal GDP is expected to grow about 4.6 percent in 1998, more than a percentage point slower than in 1997. Inflation, as measured by the Consumer Price Index, is expected to be 1.7 percent in 1998. The annual rate of job growth is expected to be 2.5 percent in 1998. The rate of growth of wages in 1998 will be 6.7 percent. In line with the general slowdown of the overall economy that has occurred during the year, personal income growth is projected to decline from 5.6 percent in 1997 to 5.0 percent in 1998.

      The current outlook for the nation has deteriorated modestly from the Budget Division's July forecast, with weaker real and nominal growth now anticipated and a general weakening of the business profits picture for the balance of the fiscal year. There are, however, uncertainties inherent in any economic forecast. Consumer or business spending could be weaker than expected, due, perhaps to further significant declines in corporate profits or equity values. Additionally, the international economic and financial disruptions currently being felt around the globe could worsen or take longer than anticipated to subside. The result could be a sharp, additional reduction in domestic economic growth. Indeed, several private sector forecasters have indicated a heightened risk of a national recession beginning in 1999. Under that scenario, the FRB would be likely to lower short-term interest rates faster and further than expected in an effort to reignite the nation's economic engines. Alternatively, but less likely, the pace of US economic growth could be faster if productivity or consumer spending becomes stronger than anticipated, or if the economies of many of the countries of Asia and Latin America recover more quickly than expected. If such growth, or a rapid rise in labor, health or energy costs, awakens long-dormant inflationary pressures, the FRB may reverse its current position and raise interest rates.

      NEW YORK ECONOMY. The healthy growth that has characterized the New York economy continued during the first three-quarters of 1998. According to seasonally-adjusted employment data from the State Labor Department, New York has added over 90,000 private-sector jobs since December 1997 and over 370,000 since December 1994. The service sector accounted for 60,000 of the 1998 increase and trade added about 15,000. The unemployment rate was 5.5 percent in September and remains above the national rate, as it has since 1991. The State's current rate, however, is 0.9 percentage points below the level in September 1997.

      Compared with the July forecast, the DOB's current employment, income and wage outlook is slightly higher for 1998. The forecast calls for employment to increase about 2.0 percent in 1998. Personal income should increase about 5.0 percent in 1998 based on wage growth of around 6.2 percent.

      The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. The securities industry is more important to the New York economy than to the national economy and, therefore, a large change in financial market performance during the forecast horizon could result in wage and employment levels that are significantly different from those embodied in the forecast.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

            SERVICES: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

            MANUFACTURING: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

            TRADE: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

            FINANCE, INSURANCE AND REAL ESTATE: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

            AGRICULTURE: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

            GOVERNMENT: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

      In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year.

      THE JULY UPDATE. The State published first update to the cash basis 1998-99 State Financial Plan on July 30, 1998 (the "July Update"). In the update, the State continued to project that the State Financial Plan for 1998-99 would remain in balance. The State made several revisions to the receipt estimates in the financial Plan formulated with the enacted budget, which had the net effect of increasing projected General fund receipts for 1998-99 to a total of $37.81 billion, up $250 million from its original projection. The State made no change to the disbursement projections in the 1998-99 financial Plan, which it estimated at $36.78 billion for the 1998-99 fiscal year. The additional receipts boosted the State's projected reserve for future needs to $1.01 billion, an increase of $250 million from the June projections. The projected closing balance in the General fund of $1.67 billion reflected the reserve for future needs of $1.10 billion, a balance of $400 million in the Tax Stabilization Reserve fund, a balance of $100 million in the Contingency Reserve fund (after a deposit of 432 million during the current fiscal year) and $158 million in the Community Projects fund.

      THE MID-YEAR UPDATE. The State issued its second update to the cash-basis 1998-99 State Financial Plan (the "Mid-Year Update") on October 30, 1997. The State ended the first six months of the 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, some $143 million higher than projected in the cash flow accompanying te July Update to the Financial Plan.

      RECEIPTS: Total receipts, including transfers from other funds, grew to
419.7 billion, through September approximately 452 million higher than expected. This increase is comprised of additional tax revenues (approximately 422 million) and transfers from other funds ($30 million).

      DISBURSEMENTS: Total spending through the first six months of the fiscal year was $16.27 billion, or $91 million lower than projected. This variance results primarily from higher spending in Grants to Local Government ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

      GENERAL FUND RECEIPTS: Total receipts for 1998-99 are projected to reach $37.84 billion, an increase of $29 million from the amount projected in July. Of the $37.84 billion in total receipts, taxes are projected at over $34.5 billion, miscellaneous receipts at over 41.47 billion and transfers from other funds at over $1.86 billion. Anticipated tax receipts have been reduced slightly, but expected miscellaneous receipts and transfers from other funds have been increased by enough to produce the net $29 million increase in overall collections.

      PERSONAL INCOME TAX: Total income tax receipts are projected to reach $21.44 billion, $29 million above the amount expected in July, and nearly $3.7 billion above the amount reported for 1997-98. The net increase from the July forecast is attributable to modest upward revisions in estimated 1997 liability as partially offset by slightly weaker expectations for collections on current year liability for the balance of the current year. The current estimate reflects an anticipated deterioration in the growth of financial sector bonuses and the resultant impact on withholding.

      While gross collections under this tax are expected to grow approximately 10 percent from 1997-98, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement of the General Fund surplus available at the end of 1997-98 into the current fiscal year. The approximately $2.4 billion impact on the year-over-year change that results from the surplus swing is only partially offset by the planned diversion of slightly over $700 million in income tax receipts to the School Tax Relief
(STAR) Fund in the current year to fund statewide school property tax relief for senior citizens.

      USER TAXES AND FEES: Receipts from user taxes and fees are expected to total $7.21 billion, down $3 million fro the amount projected in July, and approximately $170 million above the amount reported for 1997-98. The reduction in estimated collections from the July forecast is largely the result of lower anticipated sales and use tax collections as partially offset by modestly higher forecasts of receipts from the cigarette, beverage and motor fuel taxes and from motor vehicle fees.

      The modest downward revision in anticipated sales tax receipts is largely attributable to small reductions in the expected consumption of taxable goods over the balance of the fiscal year. The small upward revisions in the remaining sources noted above largely reflect collection experience through the first half of the year.

      BUSINESS TAXES: Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, some $157 million below the amount anticipated in the July plan. The revised estimate for 1998-99 is some $257 million below the amount recorded for the 1997-99 fiscal year.

      The largest revision in this category from the July forecast is a $88 million reduction in anticipated receipts from the bank tax, reflecting both a lower 1997 liability base than estimated in July as well as lower expected bank earnings in the current year. Receipts expected under the State's general business tax, the insurance tax and the corporation and utility tax were also revised down, reflecting year-to-date collection experience, a weakening profits outlook and, in the case of the utility levy, continued moderate weather.

      OTHER TAXES: Receipts from other taxes are projected at $1,072 million, an increase of $53 million from the July forecast, largely on the basis of higher-than-projected estate tax receipts in September. Despite the new, higher forecast, the revised estimate for the current fiscal year represents a year-over-year net decline of $22 million from actual results in 1997-98.

      Miscellaneous Receipts and Transfers from other Funds: Miscellaneous receipts are projected to reach $1.47 billion, an increase of some $70 million from the amount anticipated in July, largely as a result of higher investment income received during the first six months of the year and expected for the balance of 1998-99. The revised estimate for the current year is still some $124 million below the amount recorded in the category in the preceding fiscal year.

      Transfers from other funds are expected to be over $1.86 billion, including $1.54 billion as the portion of sales tax receipts that flows to the General Fund after meeting the debt service requirements of the LGAC. Total receipts in this category are expected to be some $37 million higher than projected in July, largely as a result of a $49 million increase in the estimate of real estate transfer tax receipts available to be transferred to the General Fund. The upward revision largely reflects the burst of commercial sales in the New York City real estate market. The estimate of receipts available to be transferred from LGAC has been reduced by nearly $12 million, mirroring the reduction expected in the estimate of sales tax received directly in the General Fund. The estimate of available transfers from other funds is now some $156 million below the amount transferred in 1997-99.

      GENERAL FUND DISBURSEMENTS. The State is making no revisions to its July disbursement estimates, with projected General Fund disbursements for the year still expected to total $36.78 billion. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and it does not anticipate any changes that would alter total projected disbursements for the year.

      GRANTS TO LOCAL GOVERNMENTS: The State continues to project disbursements of $25.14 billion for the year, an increase of $1.88 billion over 1997-99. An $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).

      School aid is the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million).

      STATE OPERATIONS: This category accounts for the costs of running State agencies. The State estimates $6.7 billion in spending for State Operations, $511 million higher than 1997-98. This year-to-year growth reflects the continuing phase-in of wage increase under existing collective bargaining agreements, the impact of binding arbitration settlements, and the costs of funding an extra payroll in 1998-99.

      GENERAL STATE CHARGES: spending in this category, which accounts primarily for fringe benefits of State employees, is projected to total $2.22 billion in 1998-99, a modest decrease from 1997-99.

      DEBT SERVICE: Short and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund.

      CAPITAL PROJECTS AND ALL OTHER TRANSFERS: Spending in this category is estimated at $592 million, a decrease of $61 million over 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

      FUND BALANCE. The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Funds.

      OTHER GOVERNMENTAL FUNDS. Total spending from All Governmental Funds is projected at $71.54 billion, unchanged from the July estimate. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the Special Revenue Funds, $4.14 billion for the Capital Projects Funds, and $3.36 billion for the Debt Service Funds.

      State Funds spending is estimated to total $48.58 billion. Consistent with the General Fund and All Governmental Funds, the State is making no change to the State Funds disbursement estimate in the July update. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and its does not foresee any changes that would significantly alter total projected disbursements for either All Funds or State Funds for the year.

      RELEVANT NEWS. On August 22, 1996, the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

      On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

      On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

      The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

      On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

      On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

      RATINGS AGENCIES. On October 6, 1998, Moody's Investors Service, Inc. ("Moody's") confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ("S&P") had given it an A and Fitch IBCA ("Fitch") had assigned it an A-plus.

      On August 28, 1997, S&P revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

      On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

      AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

      There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units and charges for occupancy at medical care facilities.

      In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

      The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      METROPOLITAN TRANSPORTATION AUTHORITY. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

      MUNICIPAL INDEBTEDNESS. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

      LITIGATION. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of

Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

      Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                  NEW YORK CITY

      The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balances operating result for the 1998-99 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1st Statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or revenues. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. The City's current financial plan update before discretionary transfers and budget gaps for each of the 2001 and 2002 fiscal years.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

      Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      THE 1999-2002 FINANCIAL PLAN. For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers.

      The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

      One June 26, 1998, the City released the Financial Plan for the 1999-2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes since the June 1997 Financial Plan, including changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June, 1998, and changes subsequent to the adopted budget. The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

      Changes since the June 1997 Financial Plan include: (i) an increase in projected tax revenue of $1.1 billion, $955 million, $897 million and $1.7 billion in the 1999 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $419 million, $204 million and $226 million in the 1999 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $345 million, $41 million, $73 million and $208 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $679 million, $487 million, $492 million and $896 million in fiscal years 1999 through 2002, respectively; and (viii) increased pension costs of $127 million in the 1999 fiscal year and reduced pension costs of $254 million in fiscal years from additional agency actions totaling $1.1 billion, $936 million, $910 million and $962 million in fiscal years 1999 through 2002, respectively, including the approximately $380 million gap closing program for each of fiscal years 2000 and 2002.

      The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

      The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the expiration of which is projected to reduce revenue by $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget.

      On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 were mailed by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment. The City Charter provides for this procedure in the event, as is the case this year, that budget adoption has not been completed by June 5.

      On June 10, 1998, the Mayor vetoed $196 million of spending added in the expense budget adopted by the City Council and $315 million added in the capital budget adopted by the City Council. On June 16, 1998, the City Council voted to override the Mayor's vetoes. For a description of the respective roles of the Mayor and the City Council in the budget adoption process, see "Section III:
Government and Financial Controls--City Financial Management, Budgeting and Controls."

      COLLECTIVE BARGAINING AGREEMENTS. The Financial Plan reflects the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units, which together represent approximately 97% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. See "Section VII: 1999-2002 Financial Plan--Assumptions--Expenditure Assumptions--1. Personal Service Costs". The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

      ASSUMPTIONS. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Mepdicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      CITY EMPLOYEES. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

      Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

      The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

      Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

      The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

      REPORTS ON THE CITY FINANCIAL PLAN. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

      On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

      The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

      Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial

Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

      The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

      On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

      Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

      PREVIOUS REPORTS. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

      On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

      On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

      With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

      On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the

Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

      On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

      The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the

Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

      On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

      On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

      SEASONAL FINANCING. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

      LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

      RATINGS AGENCIES. On August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as "A-". Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1.

      On July 16, 1998, S&P increased New York City's bond rating to A-, up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P had assigned its triple-B-plus rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications.

      On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

      On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

      On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") set its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

      On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 23

Exhibit Number

1         Declaration of Trust (1)
2         By-laws (1)
3         None
4         None
5(a)      Form of Proposed Investment Advisory Agreement (1)
5(b) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)
5(c) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management (London) Limited (1)
6         Form of Proposed Distribution and Sub-Administration Agreement (1)
7(a)      Form of Retirement Plan for Eligible Trustees (2)
7(b)      Form of Deferred Compensation Plan for Eligible Trustees (2)
8         Form of Poroposed Custodian Agreement (1)
9(a)      Form of Proposed Transfer Agency Agreement (1)
9(b)      Form of Proposed Administration Agreement (1)
10        Opinion re: Legality of Securities being Registerered (4)
11        Consent of PricewaterhouseCoopers LLP (5)
12        None
13        Form of Share Purchase Agreement (3)
14        None
15        None
16        Schedule for Competition for Each Performance Quotation (4)
18        Not Applicable
24        Power of Attorney (4)
27        Financial Data Schedules (4)


----------------------------

(1). Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.

(2). Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(3). Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.

(4). Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.

(5).  Filed herewith.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The business of J.P. Morgan is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters

     (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

     (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                          Position and Offices                    Position and Offices
Name and Address                          with Distributor                        with the Registrant
-----------------                         --------------------                    --------------------
Lynn J. Mangum                            Chairman                                None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                        Director and Exec. Vice President       None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                         President                               None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                        Senior Vice President                   None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                              Vice President                          None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                             Vice President/Compliance               None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                           Vice President                          None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                            Vice President                          None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                         Assistant Secretary                     None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                               Assistant Secretary                     None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                            Executive Vice President/COO            None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                                Vice President/CFO                      None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                          Vice President                          None
3435 Stelzer Road
Columbus, OH 43219

         (c) Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                             ADDRESS

J.P. Morgan Fund Distributors, Inc.     1211 Avenue of the Americas
                                        New York, NY 10036

DST Systems, Inc.                       210 W. 10th Street,
                                        Kansas City, MO 64105

The Chase Manhattan Bank                270 Park Avenue,
                                        New York, NY 10017

JPMorgan Fleming Management (USA), Inc. 522 Fifth Avenue
                                        New York, NY 10036

The Chase Manhattan Bank                One Chase Square,
                                        Rochester, NY 14363

ITEM 29.  Management Services

            Not applicable

ITEM 30.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 9th day of May, 2001.

                                              MUTUAL FUND SELECT TRUST


                                              By /s/ H. Richard Vartabedian
                                              --------------------------
                                              H. Richard Vartabedian
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 *                        Chairman and Trustee                    May 9, 2001
     --------------------------
          Fergus Reid, III

     /s/ H. Richard Vartabedian          President and Trustee                    May 9, 2001
     --------------------------
         H. Richard Vartabedian

     /s/ Martin R. Dean                       Treasurer and                       May 9, 2001
     -------------------------         Principal Financial Officer
           Martin R. Dean

                 *                              Trustee                           May 9, 2001
     --------------------------
        Richard E. Ten Haken

                 *                              Trustee                           May 9, 2001
     --------------------------
        William J. Armstrong

                 *                              Trustee                           May 9, 2001
     --------------------------
          John R. H. Blum

                 *                              Trustee                           May 9, 2001
     --------------------------
         Joseph J. Harkins

                 *                              Trustee                           May 9, 2001
     --------------------------
       Stuart W. Cragin, Jr.

                 *                              Trustee                           May 9, 2001
     --------------------------
          Irving L. Thode

                 *                              Trustee                           May 9, 2001
     --------------------------
           W. Perry Neff

                 *                              Trustee                           May 9, 2001
     --------------------------
       Roland R. Eppley, Jr.

                 *                              Trustee                           May 9, 2001
     --------------------------
          W. D. MacCallan

                 *                              Trustee                           May 9, 2001
     --------------------------
           Sarah E. Jones

                 *                              Trustee                           May 9, 2001
     --------------------------
        Leonard M. Spalding

                 *                              Trustee                           May 9, 2001
     --------------------------
           George McDavid

     /s/ H. Richard Vartabedian                Attorney-in-fact                   May 9, 2001
     --------------------------
         H. Richard Vartabedian

                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
EX-99 (11)          Consent of Independent Accountants